UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-2183
                                   ---------------------------------------------

                         MassMutual Corporate Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1500 Main Street, Suite 600, Springfield, MA 01115
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)


                 Stephen L. Kuhn, Vice President and Secretary
               1500 Main Street, Suite 2800, Springfield, MA 01115
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 12/31/05
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

================================================================================


                                                              2005 Annual Report


[LOGO]


MassMutual Corporate Investors


================================================================================

MassMutual Corporate Investors



MASSMUTUAL
CORPORATE INVESTORS
c/o Babson Capital Management LLC
1500 Main Street, Suite 600
Springfield, Massachusetts 01115
(413) 226-1516
http://www.babsoncapital.com/mci

ADVISER
Babson Capital Management LLC
1500 Main Street
Springfield, Massachusetts 01115

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

------
MCI
Listed
NYSE
------

PROXY VOTING POLICIES & PROCEDURES;
PROXY VOTING RECORD
The Trustees of MassMutual Corporate Investors have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on MassMutual Corporate Investors' website: http://www.babsoncapital.com/mci; and (3) on the U.S. Securities and Exchange Commission ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on MassMutual Corporate Investors' website: http://www.babsoncapital.com/mci; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q
MassMutual Corporate Investors files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov; and
(ii) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.


                         MASSMUTUAL CORPORATE INVESTORS

MassMutual Corporate Investors is a closed-end investment company, first offered to the public over 30 years ago, whose shares are traded on the New York Stock Exchange.

                     MassMutual Corporate Investors



                          INVESTMENT OBJECTIVE & POLICY

MassMutual Corporate Investors (the "Trust") is a closed-end investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers as "MassCp" or "MassMuInv" under either the New York Stock Exchange listings or Closed-End Fund listings.

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations with equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers, which tend to be smaller companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all share-holders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 21, 2006 at 2:00 P.M. in Springfield, Massachusetts.

--------------------------------------------------------------------------------
Portfolio Composition as of 12/31/05*
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

Public High
Yield Debt 33%

Public Equity 4%

Private High
Yield Debt 38%

Cash & Short Term
Investments 11%

Private/Restricted
Equity 13%

Private Investment
Grade Debt 1%

*BASED ON VALUE OF TOTAL INVESTMENTS

MassMutual Corporate Investors



To Our Shareholders

As the Trust announced in July, Stuart H. Reese stepped down as a Trustee and Chairman of the Board of Trustees as a result of his new position as President and CEO of Massachusetts Mutual Life Insurance Company ("MassMutual"). Roger W. Crandall, the Trust's former President, was appointed as a Trustee and elected to replace Mr. Reese as Chairman of the Board of Trustees. Additionally, I was elected to succeed Mr. Crandall as President of the Trust.

I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2005.


We cordially invite all shareholders to attend the MassMutual Corporate Investors Annual Meeting of Shareholders, which will be held on April 21, 2006 at 2:00 P.M. in Springfield, Massachusetts.

[PHOTO OF PRESIDENT AND CHAIRMAN APPEARS HERE]

LEFT TO RIGHT:
Clifford M. Noreen
PRESIDENT

Roger W. Crandall
CHAIRMAN

                     MassMutual Corporate Investors



--------------------------------------------------------------------------------
Total Annual Portfolio Return (as of 12/31 each year)*
--------------------------------------------------------------------------------

                            [BAR CHART APPEARS HERE]

                                                      Lehman Brothers
                                                      Intermediate
MassMutual Corporate      Standard & Poor's           U.S. Credit Index
Investors (Based on       Industrials Composite       (Formerly called the
change in the net         (Formerly called the        Lehman Brothers
asset value with          Standard & Poor's           Intermediate
reinvested dividends)     Industrial Price Index)     Corporate Bond Index)

   2005  20.04%                2005   3.98%                2005   1.42%
   2004  22.76%                2004  10.20%                2004   4.08%
   2003  22.61%                2003  28.34%                2003   6.91%
   2002   4.80%                2002 -23.51%                2002  10.14%
   2001   5.91%                2001 -11.67%                2001   9.77%
   2000   7.28%                2000 -16.26%                2000   9.46%
   1999   7.53%                1999  25.89%                1999   0.16%
   1998  17.12%                1998  33.77%                1998   8.29%
   1997  27.14%                1997  31.04%                1997   8.36%
   1996  15.42%                1996  23.03%                1996   3.97%



*DATA FOR MASSMUTUAL CORPORATE INVESTORS (THE "TRUST") REPRESENTS PORTFOLIO RETURNS BASED ON CHANGE IN THE TRUST'S NET ASSET VALUE ASSUMING THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS WHICH DIFFERS FROM THE TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DUE TO THE DIFFERENCE BETWEEN THE TRUST'S NET ASSET VALUE AND THE MARKET VALUE OF ITS SHARES OUTSTANDING (SEE PAGE 12 FOR TOTAL INVESTMENT RETURN BASED ON MARKET VALUE); PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



[PHOTO OF OFFICERS APPEARS HERE]

LEFT TO RIGHT:

James M. Roy
VICE PRESIDENT &
CHIEF FINANCIAL
OFFICER

Stephen L. Kuhn
VICE PRESIDENT,
SECRETARY &
CHIEF LEGAL OFFICER

MassMutual Corporate Investors

[PHOTO APPEARS HERE]

THE TRUST'S 2005 PORTFOLIO PERFORMANCE

The Trust's total portfolio rate of return for 2005 was 20.04%, as measured by the change in net asset value, assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $236,275,418, or $26.06 per share, as of December 31, 2005, compared to $218,505,148, or $24.34 per share, as of December 31, 2004. The Trust paid a quarterly dividend of 46 cents per share each quarter in 2005, with the fourth quarter dividend paid in January 2006. In addition, the Trust declared a special year-end dividend of 45 cents per share paid in January 2006 to shareholders of record on December 30, 2005, bringing total dividends for the year to $2.29. All in all, we are very pleased with the Trust's 2005 portfolio performance.

The table shown below lists the average annual net returns of the Trust's portfolio, based on the change in net assets, assuming the reinvestment of all dividends and distributions, compared to the average annual returns of selected equity and fixed income market indices for the 1, 3, 5, and 10 years ended December 31, 2005.

The U.S. economy and investment markets weathered the storms - both literally and figuratively - of 2005, as the economy remained healthy despite dramatic events. The most devastating hurricane in U.S. history - Katrina - caused oil prices to spike to over $70 a barrel in August before settling back to $60 by December; natural gas prices are also up. Short-term interest rates were raised eight times during the year by the Federal Reserve Board (the "Fed") for a total increase of 2 percent.

                       Lehman            Lehman           Standard
                      Brothers          Brothers          & Poor's
           The     U.S. Corporate     Intermediate      Industrials    Russell
          Trust   High Yield Index  U.S. Credit Index*  Composite**  2000 Index
--------------------------------------------------------------------------------
1 Year    20.04%        2.74%             1.42%             3.98%       4.55%
3 Year    21.80%       13.77%             4.11%            13.72%      22.13%
5 Year    14.93%        8.85%             6.41%            -0.14%       8.22%
10 Year   14.80%        6.54%             6.20%             8.47%       9.26%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

*    FORMERLY CALLED THE LEHMAN BROTHERS INTERMEDIATE CORPORATE BOND INDEX.
**   FORMERLY CALLED THE STANDARD & POOR'S INDUSTRIAL PRICE INDEX.

                     MassMutual Corporate Investors



While historically events such as these have had a negative economic impact, indications are that the U.S. economy remains strong and is improving. The unemployment rate in 2005 dropped to 5 percent from 5.4 percent the previous year. Core inflation is about 2 percent and the value of the dollar versus several other currencies improved after three years of decline. U.S. Gross Domestic Product has grown at an annualized rate of more than 4 percent during the past two years.

Investors continue to witness a strong corporate-credit market in 2005. Corporate credit defaults around the globe continued their downward trend for the fourth consecutive year, as reported by Moody's Investors Service. Moody's global issuer-weighted speculative-grade default rate finished the year at 1.9 percent, down from 2.3 percent in 2004 and its lowest level since 1997. Moody's expects the default rate to climb this year, but still stay below the rate's historical annual average of 4.9 percent.

Overall, the Trust closed 13 new private placement transactions during 2005 and invested additional capital in three existing private placement investments, fewer than in 2004 but consistent with activity of prior years.

New private placement transactions during the year were: AmerCable, Inc.; Arrow Tru-Line Holdings, Inc.; C & J Spec-Rent GRAPHIC OMITTED] Services, Inc.; Connor Sport Court International, Inc.; Consolidated Foundries Holdings; CorePharma LLC; ITC^DeltaCom, Inc.; MicroGroup, Inc.; O R S Nasco Holding, Inc.; Tangent Rail Corporation; Terra Renewal Services, Inc.; Transtar Holding Company; and Truck Bodies & Equipment International.

In addition, the Trust added to existing private placement investments in Augusta Sportswear Holding Co.; Directed Electronics, Inc.; and Moss, Inc.

The Trust also had realizations in over 16 private placement investments.


[PHOTO APPEARS HERE]

MassMutual Corporate Investors


The Outlook for 2006

There are no clear signals that identify prospects for 2006. There is room for optimism in that the Fed presently indicates it does not expect to continue to raise interest rates, which are still low by historical standards. The economy continues to chug along at better-than-expected growth rates, but a return to more normal growth seems likely if inflation is to remain muted. Consumer confidence remains strong, but higher energy prices and cooling of the housing market may slow consumer spending. The rising global demand for energy continues to push prices up. Geopolitical risk worldwide and instability and conflict in the Middle East could create new problems at any time. As always, no one can predict the future with any degree of certainty.

Indications are that merger and acquisition activity could be high in 2006. Last year was the world's most active merger and acquisition environment since 2000, with some $1.3 trillion in announced deals in the U.S. alone, according to Thomson Financial. Private equity firms raised a record $86.2 billion in 2005, and are expected to put that to work in 2006. Many corporations also have strong cash positions as well. The market for deals in the coming year will be very competitive, requiring investors to fully scrutinize each opportunity.

Regardless of the economic environment, however, the Trust continues to repeatedly employ the investment philosophy and process that has served it well since its inception: investing in companies which we believe have a strong business model, solid cash flow, reasonable financial leverage, and experienced, ethical management. This philosophy, combined with Babson Capital's seasoned investment-management team and the Trust's financial position, contribute to the Trust being well positioned for future investment opportunities that meet its investment objectives and policies. As always, I would like to thank you for your continued interest in and support of MassMutual Corporate Investors.

Sincerely,                                   CAUTIONARY NOTICE: CERTAIN
                                             STATEMENTS CONTAINED IN THIS REPORT
/s/ Clifford M. Noreen                       TO SHAREHOLDERS MAY BE "FORWARD
                                             LOOKING" STATEMENTS WITHIN THE
Clifford M. Noreen,                          MEANING OF THE PRIVATE SECURITIES
PRESIDENT                                    LITIGATION ACT OF 1995. THESE
                                             STATEMENTS ARE NOT GUARANTEES OF
                                             FUTURE PERFORMANCE AND ACTUAL
                                             RESULTS MAY DIFFER MATERIALLY FROM
                                             THOSE FORECASTED.


--------------------------------------------------------------------------------
2005           Record     Net Investment   Short-Term     Ordinary    Long-Term
Dividends       Date          Income          Gains        Income       Gains
--------------------------------------------------------------------------------
Regular       05/02/05       $0.4370           --                      $0.0230
              07/29/05        0.4600           --                         --
              10/31/05        0.4600           --                         --
              12/30/05        0.4600           --                         --
Special       12/30/05        0.2880        $0.1620                       --
--------------------------------------------------------------------------------
                             $2.1050        $0.1620        $2.2670     $0.0230
--------------------------------------------------------------------------------

The following table summarizes the tax effects of the retention of capital gains for 2005:
                         Amount Per Share  Form 2439
--------------------------------------------------------------------------------
2005 Gains Retained           2.0578        Line 1a
Long-Term Gains Retained      2.0578
Taxes Paid                    0.7202        Line 2*
Basis Adjustment              1.3376          **
--------------------------------------------------------------------------------
* IF YOU ARE NOT SUBJECT TO FEDERAL CAPITAL GAINS TAX (E.G., CHARITABLE ORGANIZATIONS, IRAS AND KEOGH PLANS), YOU MAY BE ABLE TO CLAIM A REFUND BY FILING FORM 990-T.
** FOR FEDERAL INCOME TAX PURPOSES, YOU MAY INCREASE THE ADJUSTED COST BASIS OF YOUR SHARES BY THIS AMOUNT (THE EXCESS OF LINE 1A OVER LINE 2).

                        Qualified for Dividend                                               Interest Earned on
Annual Dividend          Received Deduction***           Qualified Dividends****          U.S. Gov't. Obligations
Amount Per Share      Percent    Amount Per Share      Percent    Amount Per Share      Percent    Amount Per Share
-------------------------------------------------------------------------------------------------------------------
    $2.29            10.6603%        0.2245           10.6603%         0.2245           0.0000%        0.0000

***  NOT AVAILABLE TO INDIVIDUAL SHAREHOLDERS
**** QUALIFIED DIVIDENDS ARE REPORTED IN BOX 1B ON IRS FORM 1099-DIV FOR 2005

Financial Report



Consolidated Statement of Assets and Liabilities ........................      8

Consolidated Statement of Operations ....................................      9

Consolidated Statement of Cash Flows ....................................     10

Consolidated Statements of Changes in Net Assets ........................     11

Consolidated Selected Financial Highlights ..............................     12

Consolidated Schedule of Investments ....................................  13-34

Notes to Consolidated Financial Statements ..............................  35-39

Report of Independent Registered Public Accounting Firm .................     40

Interested Trustees .....................................................  41-42

Independent Trustees ....................................................  43-45

Officers of the Trust ...................................................     46

MassMutual Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments
  (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
    (Cost - $158,552,125)                                                         $156,952,826
  Corporate public securities at market value
    (Cost - $75,726,792)                                                            80,679,144
  Short-term securities at amortized cost                                           24,114,873
                                                                                  ------------
                                                                                   261,746,843
                                                                                  ------------

Cash                                                                                 5,461,450
Interest and dividends receivable                                                    5,022,716
Receivable for investments sold                                                        917,105
Other assets                                                                            49,175
                                                                                  ------------
  TOTAL ASSETS                                                                     273,197,289
                                                                                  ------------
LIABILITIES:
Dividend payable                                                                     8,249,107
Investment advisory fee payable                                                        738,361
Note payable                                                                        20,000,000
Interest payable                                                                       187,711
Accrued expenses                                                                       174,226
Accrued taxes payable                                                                7,572,466
                                                                                  ------------
  TOTAL LIABILITIES                                                                 36,921,871
                                                                                  ------------
  TOTAL NET ASSETS                                                                $236,275,418
                                                                                  ============

NET ASSETS:
Common shares, par value $1.00 per share; an unlimited number authorized          $  9,064,953
Additional paid-in capital                                                         105,714,236
Retained net realized gain on investments, prior years                             103,192,438
Undistributed net investment income                                                  1,848,444
Accumulated net realized gain on investments                                        13,377,866
Net unrealized appreciation of investments                                           3,077,481
                                                                                  ------------
  TOTAL NET ASSETS                                                                $236,275,418
                                                                                  ------------

COMMON SHARES ISSUED AND OUTSTANDING                                                 9,064,953
                                                                                  ------------
NET ASSET VALUE PER SHARE                                                         $      26.06
                                                                                  ============

See Notes to Consolidated Financial Statements.

                                                  MassMutual Corporate Investors

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME:
Interest                                                                          $ 22,396,630
Dividends                                                                            1,743,827
                                                                                  ------------
    TOTAL INVESTMENT INCOME                                                         24,140,457
                                                                                  ------------

EXPENSES:
Investment advisory fees (net of fee waiver of $59,757) (See footnote 3)             3,197,680
Interest                                                                             1,686,617
Trustees' fees and expenses                                                            180,000
Transfer agent/registrar's expenses                                                     48,000
Reports to shareholders                                                                120,000
Legal fees                                                                             300,000
Audit fees                                                                             127,600
Other                                                                                   30,513
                                                                                  ------------
    TOTAL EXPENSES                                                                   5,690,410
                                                                                  ------------

Investment income before income tax expense                                         18,450,047
                                                                                  ------------
Income tax expense                                                                     (78,950)
                                                                                  ------------
INVESTMENT INCOME - NET                                                             18,371,097
                                                                                  ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments before taxes                                       22,753,735
Income tax expense                                                                  (7,222,108)
                                                                                  ------------
Net realized gain on investments                                                    15,531,627
                                                                                  ------------
Net change in unrealized appreciation of investments before taxes                    2,475,087
Deferred income tax expense                                                           (275,572)
                                                                                  ------------
Net change in unrealized appreciation of investments                                 2,199,515
                                                                                  ------------
NET GAIN ON INVESTMENTS                                                             17,731,142
                                                                                  ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $ 36,102,239
                                                                                  ============

See Notes to Consolidated Financial Statements.

MassMutual Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2005

NET INCREASE IN CASH:
Cash flows from operating activities:
  Interest and dividends received                                                 $ 21,772,099
  Interest expense paid                                                             (1,709,218)
  Operating expenses paid                                                           (3,931,912)
  Income taxes paid                                                                 (2,215,814)
                                                                                  ------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES                                       13,915,155
                                                                                  ------------

Cash flows from investing activities:
  Purchases/Proceeds/Maturities from short-term portfolio securities, net          (21,532,330)
  Purchase of portfolio securities                                                 (84,722,348)
  Proceeds from disposition of portfolio securities                                118,940,754
                                                                                  ------------
    NET CASH PROVIDED BY INVESTING ACTIVITIES                                       12,686,076
                                                                                  ------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                         26,601,231
                                                                                  ============

Cash flows from financing activities:
  Repayment of borrowings on Revolving Credit Agreement (See footnote 4)            (9,000,000)
  Cash dividends paid from net investment income                                   (19,102,875)
  Receipts for shares issued on reinvestment of dividends                            2,375,977
                                                                                  ------------
    NET CASH USED FOR FINANCING ACTIVITIES                                         (25,726,898)
                                                                                  ------------

NET INCREASE IN CASH                                                                   874,333
Cash - beginning of year                                                             4,587,117
                                                                                  ------------
CASH - END OF YEAR                                                                $  5,461,450
                                                                                  ============

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $ 36,102,239
                                                                                  ------------
  Increase in investments                                                          (14,520,605)
  Increase in interest and dividends receivable                                     (1,309,855)
  Decrease in receivable for investments sold                                        1,078,530
  Increase in other assets                                                             (49,175)
  Decrease in payable for investments purchased                                       (110,000)
  Increase in investment advisory fee payable                                          112,286
  Decrease in interest payable                                                         (22,601)
  Decrease in accrued expenses                                                         (40,404)
  Increase in accrued taxes payable                                                  5,360,816
                                                                                  ------------
    TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                                 (9,501,008)
                                                                                  ------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                       $ 26,601,231
                                                                                  ============

See Notes to Consolidated Financial Statements.

                                                  MassMutual Corporate Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2005 and 2004

                                                                                       2005                     2004
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
Operations:
  Investment income - net                                                         $   18,371,097           $   17,949,347
  Net realized gain on investments                                                    15,531,627                4,654,719
  Net change in unrealized appreciation of investments                                 2,199,515               19,012,223
                                                                                  --------------           --------------
  Net increase in net assets resulting from operations                                36,102,239               41,616,289
                                                                                  --------------           --------------

Increase from common shares issued on reinvestment of dividends
  Common shares issued (2005 - 86,526; 2004 - 105,634)                                 2,375,977                2,432,514

Dividends to shareholders from:
  Net investment income (2005 - $2.11 per share; 2004 - $2.16 per share)             (19,033,162)             (19,329,769)
  Net realized gains on investments (2005 - $.18 per share)                           (1,674,784)                    --
                                                                                  --------------           --------------
    TOTAL INCREASE IN NET ASSETS                                                      17,770,270               24,719,034
                                                                                  --------------           --------------

NET ASSETS, BEGINNING OF YEAR                                                        218,505,148              193,786,114
                                                                                  --------------           --------------

NET ASSETS, END OF YEAR                                                           $  236,275,418           $  218,505,148
                                                                                  ==============           ==============


See Notes to Consolidated Financial Statements.

MassMutual Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:
For the years ended December 31,                          2005           2004          2003          2002          2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: BEGINNING OF YEAR                      $  24.34       $  21.84      $  19.40      $  20.07      $  20.74
                                                        --------       --------      --------      --------      --------
Net investment income+                                      2.03           2.00          1.44          1.53          1.70
Net realized and unrealized
  gain (loss) on investments                                1.96**         2.64          2.83         (0.59)        (0.53)

Total from investment operations                            3.99           4.64          4.27          0.94          1.17
                                                        --------       --------      --------      --------      --------
Dividends from net investment
  income to common shareholders                            (2.11)         (2.16)        (1.84)        (1.44)        (1.79)

Distributions from net realized gain
  on investments to common shareholders                    (0.18)          0.00          0.00         (0.18)        (0.09)

Change from issuance of shares                              0.02           0.02          0.01          0.01          0.04
Total distributions                                        (2.27)         (2.14)        (1.83)        (1.61)        (1.84)
                                                        --------       --------      --------      --------      --------
NET ASSET VALUE: END OF YEAR                            $  26.06       $  24.34      $  21.84      $  19.40      $  20.07
                                                        --------       --------      --------      --------      --------
PER SHARE MARKET VALUE: END OF YEAR                     $  30.05       $  28.50      $  22.90      $  19.49      $  20.70
                                                        ========       ========      ========      ========      ========

Total investment return
  Market value                                             16.95%         36.10%        27.53%         1.35%         1.88%
  Net asset value*                                         20.04%         22.76%        22.61%         4.80%         5.91%

Net assets (in millions): End of year                   $ 236.28       $ 218.51      $ 193.79      $ 171.03      $ 175.11

Ratio of operating expenses to average net assets           1.78%          1.93%         2.04%         1.82%         1.72%

Ratio of interest expense to average net assets             0.73%          0.77%         0.82%         0.86%         0.84%

Ratio of total expenses to average net assets               2.51%          2.70%         2.86%         2.68%         2.56%

Ratio of net investment income to average net assets        7.98%          8.68%         6.95%         7.65%         8.20%

Portfolio turnover                                         35.22%         53.45%        56.10%        34.02%        24.48%

+  Calculated using average shares.

* Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

** Amount includes $0.19 per share in litigation proceeds (See Footnote 8).

See Notes to Consolidated Financial Statements.

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities - 66.43%:(A)                                 Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
Private Placement Investments - 59.10%

A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in Texas, Florida and Arizona.
12% Senior Subordinated Note due 2012                                    $   2,125,000   04/08/04   $   2,125,000   $   1,995,698
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                        2,323 shs.   04/08/04            --                23
                                                                                                    -------------   -------------
                                                                                                        2,125,000       1,995,721
                                                                                                    -------------   -------------
A W C HOLDING COMPANY
A manufacturer and distributor of aluminum and vinyl windows and doors in the Southwest and Southeast regions of the U.S.
12% Senior Subordinated Note due 2012                                    $   2,125,000   05/18/04       1,938,786       2,162,757
Limited Partnership Interest of AW C Investments LLC (B)                    1.40% int.   05/18/04         212,500         579,780
                                                                                                    -------------   -------------
                                                                                                        2,151,286       2,742,537
                                                                                                    -------------   -------------
ADORN, INC.
A manufacturer of wall panels, cabinets, moldings and countertops for houses and recreational vehicles.
12.5% Subordinated Note due 2010                                         $   2,125,000   02/29/00       1,967,588       2,125,000
Warrant, exercisable until 2010, to purchase
  common stock at $.02 per share (B)                                          364 shs.   02/29/00         307,759         523,541
                                                                                                    -------------   -------------
                                                                                                        2,275,347       2,648,541
                                                                                                    -------------   -------------
AMERCABLE, INC.
A manufacturer of electric power, instrumentation and control cables, primarily for the mining and oil and gas industries.
12% Senior Subordinated Note due 2013                                    $   1,101,852   04/08/05       1,039,443       1,110,293
Limited Partnership Interest (B)                                            0.36% int.   04/07/05          78,704          70,830
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          125 shs.   04/08/05         122,463               1
                                                                                                    -------------   -------------
                                                                                                        1,240,610       1,181,124
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2010                                    $   2,125,000   01/22/04       1,916,881       2,160,598
Preferred Class A Unit (B)                                                  2,525 uts.   01/22/04         252,500         227,250
Common Class B Unit                                                         3,042 uts.   01/22/04            --           291,648
                                                                                                    -------------   -------------
                                                                                                        2,169,381       2,679,496
                                                                                                    -------------   -------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2012                                    $   1,627,660   05/18/05       1,521,732       1,624,105
Common Stock (B)                                                              497 shs.   05/18/05         497,340         447,606
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          130 shs.   05/18/05         112,128               1
                                                                                                    -------------   -------------
                                                                                                        2,131,200       2,071,712
                                                                                                    -------------   -------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                                Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
AUGUSTA SPORTSWEAR HOLDING CO.
A manufacturer and distributor of athletic apparel, activewear and team uniforms.
12% Senior Subordinated Note due 2012                                    $   1,686,800   12/31/04   $   1,576,271   $   1,719,049
Common Stock (B)                                                              493 shs.          *         492,975         443,682
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          137 shs.   12/31/04         119,482               1
                                                                                                    -------------   -------------
* 12/31/04 and 03/31/05                                                                                 2,188,728       2,162,732
                                                                                                    -------------   -------------
BEACON MEDICAL PRODUCTS, INC.
A designer, manufacturer and marketer of medical air and gas distribution systems.
8.08% Senior Secured Revolving Credit
  Facility due 2007 (C)                                                  $     230,636   04/09/02         230,636         231,084
8.08% Senior Secured Tranche A Note due 2008 (C)                         $     644,961   04/09/02         644,961         644,961
12% Senior Secured Note due 2010                                         $     721,196   04/09/02         634,278         750,044
Limited Partnership Interest of Riverside Capital
  Appreciation Fund IV, L.P. (B)                                            8.91% int.   04/09/02         152,329         245,298
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        1,390 shs.   04/09/02         127,497         223,777
                                                                                                    -------------   -------------
                                                                                                        1,789,701       2,095,164
                                                                                                    -------------   -------------
BETA BRANDS LTD.
A manufacturer of hard candy and chocolate-coated products sold primarily to the Canadian market.
5% Promissory Note due 2009 (B)                                          $     195,498   03/31/04         195,498            --
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                        4,895 shs.   03/31/04               1            --
                                                                                                    -------------   -------------
                                                                                                          195,499            --
                                                                                                    -------------   -------------
BETTER MINERALS & AGGREGATES
A producer of high grade industrial and specialty silica sands.
14% Redeemable Preferred Stock (B)                                            997 shs.   09/30/99         545,858         108,991
Convertible Preferred Stock Series A and B, convertible
  into common stock at $9.26 per share (B)                                126,003 shs.   12/19/96       1,166,700            --
Common Stock (B)                                                           24,945 shs.   09/30/99         927,440            --
Warrants, exercisable until 2010 to
  purchase common stock at $.01 per share (B)                               6,481 shs.          *             130            --
                                                                                                    -------------   -------------
*12/19/96 and 09/30/99.                                                                                 2,640,128         108,991
                                                                                                    -------------   -------------
C & J SPEC-RENT SERVICES, INC.
A provider of coiled tubing and pressure pumping services to the oil and gas industry in Texas and Louisiana.
10% Senior Secured Term Note due 2012                                    $   1,551,492   08/12/05       1,551,492       1,560,815
14% Senior Subordinated Note due 2013                                    $   1,128,358   08/12/05       1,024,878       1,122,366
Common Stock (B)                                                          470,150 shs.   08/12/05         470,150         423,135
Warrants, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       86,716 shs.   08/12/05         106,592             867
                                                                                                    -------------   -------------
                                                                                                        3,153,112       3,107,183
                                                                                                    -------------   -------------

14

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                                Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
C & M CONVEYOR, INC.
A manufacturer and supplier of material handling systems to the corrugated sheet and container industry.
9.5% Senior Secured Term Note due 2007                                   $     759,036   09/13/02   $     759,036   $     761,233
11% Senior Subordinated Note due 2010                                    $     838,102   09/13/02         805,548         844,160
Common Stock (B)                                                          316,265 shs.   09/13/02         316,265         474,398
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                      137,175 shs.   09/13/02          60,250         205,763
                                                                                                    -------------   -------------
                                                                                                        1,941,099       2,285,554
                                                                                                    -------------   -------------
CAINS FOODS, L.P.
A producer of mayonnaise and sauce products for both the retail and food service markets.
Limited Partnership Interest                                               12.97% int.   09/29/95         158,369       1,000,912
                                                                                                    -------------   -------------
CAPESUCCESS LLC
A provider of diversified staffing services.
Preferred Membership Interests (B)                                          1,882 uts.   04/29/00           8,396             420
Common Membership Interests (B)                                            24,318 uts.   04/29/00         108,983           5,442
                                                                                                    -------------   -------------
                                                                                                          117,379           5,862
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)                                                              109 shs.          *             503           2,156
                                                                                                    -------------   -------------
*12/30/97 and 05/29/99.

COEUR, INC.
A producer of proprietary, disposable power injection syringes.
8.75% Senior Secured Term Note due 2010                                  $     570,652   04/30/03         570,652         574,740
11.5% Senior Subordinated Note due 2011                                  $     424,819   04/30/03         393,154         430,680
Common Stock (B)                                                          126,812 shs.   04/30/03         126,812         114,131
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       87,672 shs.   04/30/03          40,804             877
                                                                                                    -------------   -------------
                                                                                                        1,131,422       1,120,428
                                                                                                    -------------   -------------
COINING CORPORATION OF AMERICA LLC
A manufacturer of close tolerance parts and metal stampings.
9.25% Senior Secured Revolving Credit
Facility due 2006 (C)                                                    $     162,037   01/07/02         162,037         159,963
9.25% Senior Secured Tranche A Note due 2007 (C)                         $     846,307   06/26/01         846,307         812,902
13% Senior Secured Tranche B Note due 2006                               $     648,148   06/26/01         648,148         631,709
Limited Partnership Interest (B)                                            6.38% int.   06/26/01         324,074         259,259
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                      107,036 shs.   06/26/01          79,398           1,070
                                                                                                    -------------   -------------
                                                                                                        2,059,964       1,864,903
                                                                                                    -------------   -------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                                Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
12% Senior Subordinated Note due 2012                                    $   2,001,121          *   $   1,852,219   $   1,801,009
Limited Partnership Interest (B)                                            7.74% int.         **         189,586         151,668
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          174 shs.          *         160,233               2
                                                                                                    -------------   -------------
*08/12/04 and 01/18/05. **08/12/04 and 01/14/05.                                                        2,202,038       1,952,679
                                                                                                    -------------   -------------
CONSOLIDATED FOUNDRIES HOLDINGS
A manufacturer of engineered cast metal components for the global aerospace and defense industries.
12% Senior Subordinated Note due 2013                                    $   2,185,714   06/15/05       2,089,288       2,193,137
Common Stock (B)                                                              364 shs.   06/15/05         364,286         327,861
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          103 shs.   06/15/05         100,668               1
                                                                                                    -------------   -------------
                                                                                                        2,554,242       2,520,999
                                                                                                    -------------   -------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
12% Senior Subordinated Note due 2013                                    $   2,550,000   08/04/05       2,416,555       2,519,891
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           20 shs.   08/04/05         137,166            --
                                                                                                    -------------   -------------
                                                                                                        2,553,721       2,519,891
                                                                                                    -------------   -------------
CORVEST GROUP, INC.
A manufacturer and distributor of promotional products.
12% Senior Subordinated Note due 2007                                    $   3,863,636        ***       3,725,752       1,931,818
Common Stock (B)                                                               56 shs.        ***          96,591           9,658
Limited Partnership Interest (B)                                           19.32% int.        ***         284,052          28,677
Warrant, exercisable until 2007, to purchase
common stock at $.01 per share (B)                                            324 shs.        ***         297,203          55,700
                                                                                                    -------------   -------------
***03/05/99 and 03/24/99.                                                                               4,403,598       2,025,853
                                                                                                    -------------   -------------
DEXTER MAGNETICS TECHNOLOGIES, INC.
A designer, fabricator, assembler and distributor of industrial magnets and subassemblies in North America and Europe.
Common Stock (B)                                                              585 shs.   07/19/01         585,145         694,854
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                                          297 shs.   07/19/01         250,611         352,183
                                                                                                    -------------   -------------
                                                                                                          835,756       1,047,037
                                                                                                    -------------   -------------
DIRECTED ELECTRONICS, INC.
A designer and distributor of brand name automotive security systems, audio products and installation accessories.
Common Stock (B)                                                          239,547 shs.   12/19/05          76,530       3,018,290
Limited Partnership Interest (B)                                            8.70% int.       ****          11,903         374,643
                                                                                                    -------------   -------------
****12/22/99 and 09/05/05.                                                                                 88,433       3,392,933
                                                                                                    -------------   -------------

16

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                                Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                                        27.19% int.   08/27/98   $     734,090   $        --
Preferred Stock (B)                                                         3,278 shs.   12/14/01       2,784,133       2,505,724
Warrants, exercisable until 2011, to purchase common
  stock of DHI Holdings, Inc. at $.01 per share (B)                        13,352 shs.          *         403,427            --
                                                                                                    -------------   -------------
*10/24/96 and 08/28/98.                                                                                 3,921,650       2,505,724
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
14% Senior Subordinated Note due 2011                                    $   1,859,375   10/30/03       1,702,512       1,896,563
Common Stock (B)                                                            6,906 shs.         **         690,600         593,384
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        2,034 shs.   10/30/03         186,469         174,732
                                                                                                    -------------   -------------
**10/30/03 and 01/02/04.                                                                                2,579,581       2,664,679
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           22 shs.   06/28/04          77,208         112,746
                                                                                                    -------------   -------------
EAGLE PACK PET FOODS, INC.
A manufacturer of premium pet food sold through independent pet stores.
14% Senior Subordinated Note due 2011                                    $   1,062,500   09/24/04       1,027,520       1,083,750
Warrant, exercisable until 2011, to purchase
  common stock at $.02 per share (B)                                        4,085 shs.   09/24/04          39,464          71,896
                                                                                                    -------------   -------------
                                                                                                        1,066,984       1,155,646
                                                                                                    -------------   -------------
EAST RIVER VENTURES I, L.P.
An acquirer of controlling or substantial interests in other entities.
Limited Partnership Interest (B)                                            0.14% int.   01/01/01          26,855          21,706
                                                                                                    -------------   -------------
ENZYMATIC THERAPY, INC.
A manufacturer and distributor of branded natural medicines and nutritional supplements.
Limited Partnership Interest (B)                                            1.32% int.   03/30/00         531,250           5,313
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                       29,117 shs.   03/30/00         255,000             291
                                                                                                    -------------   -------------
                                                                                                          786,250           5,604
                                                                                                    -------------   -------------
EURO-PRO CORPORATION
A designer, marketer and distributor of floor care, steam cleaning and small kitchen products and appliances.
13.25% Senior Subordinated Note due 2011                                 $   2,125,000   09/09/03       2,089,359       1,912,500
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       43,878 shs.   09/09/03          35,641             439
                                                                                                    -------------   -------------
                                                                                                        2,125,000       1,912,939
                                                                                                    -------------   -------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                                Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control center systems.
Limited Partnership Interest of CM Equity Partners (B)                      2.24% int.   02/11/98   $     128,464   $        --
Common Stock (B)                                                           90,000 shs.   05/06/04               6            --
                                                                                                    -------------   -------------
                                                                                                          128,470            --
                                                                                                    -------------   -------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                                                1.22% int.    7/21/94         367,440           2,947
                                                                                                    -------------   -------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2012                                  $   2,043,269          *       1,861,980       2,082,091
Common Stock (B)                                                               63 shs.          *          62,742          71,994
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          200 shs.          *         199,501         228,926
                                                                                                    -------------   -------------
* 06/30/04 and 08/19/04.                                                                                2,124,223       2,383,011
                                                                                                    -------------   -------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network systems for the industrial and office environments.
12% Senior Secured Note due 2006                                         $   1,664,444   03/01/04       1,646,101       1,248,333
Common Stock (B)                                                              228 shs.   06/01/00         262,200            --
                                                                                                    -------------   -------------
                                                                                                        1,908,301       1,248,333
                                                                                                    -------------   -------------
ITC^DELTACOM, INC.
A provider of integrated communications services in the southeastern United States.
12.81% Senior Secured Note due 2009 (C)                                  $   2,207,053   07/26/05       2,207,053       2,206,391
16.31% Senior Secured Note due 2009 (C)                                  $     342,947   07/26/05         342,947         343,942
Warrant, exercisable until 2009, to purchase
  convertible preferred stock at $.01 per share (B)                       102,884 shs.   07/26/05            --           128,605
                                                                                                    -------------   -------------
                                                                                                        2,550,000       2,678,938
                                                                                                    -------------   -------------
JASON, INC.
A diversified manufacturing company serving various industrial markets.
13% Senior Subordinated Note due 2008                                    $     963,687   08/04/00         906,973         954,606
14% Cumulative Redeemable Preferred Stock Series A (B)                        289 shs.   08/04/00         289,224         283,950
Limited Partnership Interests of
  Saw Mill Capital Fund II, L.P. (B)                                        2.50% int.   08/03/00         886,361         709,205
Warrants, exercisable until 2008 and 2009, to purchase
  common stock at $.01 per share (B)                                       50,870 shs.   08/04/00         115,412          46,927
                                                                                                    -------------   -------------
                                                                                                        2,197,970       1,994,688
                                                                                                    -------------   -------------

18

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                                Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                    $   1,593,750   12/15/04   $   1,501,814   $   1,573,201
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,121 shs.   12/15/04         101,109              11
                                                                                                    -------------   -------------
                                                                                                        1,602,923       1,573,212
                                                                                                    -------------   -------------
KEEPSAKE QUILTING, INC.
A seller of quilting fabrics, books, patterns, kits and notions to consumers.
7.35% Senior Secured Revolving Note due 2006 (C)                         $      36,693   06/16/00          36,693          36,642
7.94% Senior Secured Tranche A Note due 2007 (C)                         $     412,794   06/16/00         412,794         410,797
12% Senior Secured Tranche B Note due 2008                               $     550,392   06/16/00         531,008         561,400
Limited Partnership Interest of
  Riverside XVI Holding Company, L.P. (B)                                   5.29% int.    6/12/00         333,490         314,456
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                        1,108 shs.    6/12/00          45,866         104,459
                                                                                                    -------------   -------------
                                                                                                        1,359,851       1,427,754
                                                                                                    -------------   -------------
KELE AND ASSOCIATES, INC.
A distributor of building automation control products.
12% Senior Subordinated Note due 2012                                    $   1,831,548   02/27/04       1,679,825       1,836,296
Preferred Stock (B)                                                            23 shs.   11/24/04         449,164         456,950
Common Stock (B)                                                               12 shs.   02/27/04          12,871         105,184
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           11 shs.   02/27/04           7,793          96,274
                                                                                                    -------------   -------------
                                                                                                        2,149,653       2,494,704
                                                                                                    -------------   -------------
KEYSTONE NORTH AMERICA, INC.
An operator of funeral homes in North America.
Common Stock                                                               49,216 shs.   02/08/05         236,709         295,296
                                                                                                    -------------   -------------
LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external accessories for new and used sport utility vehicles, trucks and vans.
12.5% Senior Subordinated Note due 2008                                  $   3,845,000          *       3,540,546       3,842,586
Common Stock (B)                                                            5,800 shs.          *         406,003         223,300
Warrant, exercisable until 2006, to purchase
  common stock at $.11 per share (B)                                       15,572 shs.          *         602,127         599,522
                                                                                                    -------------   -------------
*12/23/98 and 01/28/99.                                                                                 4,548,676       4,665,408
                                                                                                    -------------   -------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of wine bottles.
8.57% Senior Secured Tranche A Note due 2010 (C)                         $     763,992   09/03/04         763,992         764,176
12% Senior Secured Tranche B Note due 2011                               $     313,433   09/03/04         278,563         317,032
Limited Partnership Interest (B)                                            7.84% int.   09/03/04          58,769          52,892
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          425 shs.   09/03/04          39,473               4
                                                                                                    -------------   -------------
                                                                                                        1,140,797       1,134,104
                                                                                                    -------------   -------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                                Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
MAXON CORPORATION
A manufacturer of industrial combustion equipment and related shut-off valves and control valves.
12% Senior Subordinated Note due 2012                                    $     962,215   09/30/04   $     880,361   $     968,047
8.75% Senior Subordinated Note due 2012                                  $   1,281,112   09/30/04       1,281,112       1,298,390
Common Stock (B)                                                          381,672 shs.   09/30/04         381,672         343,505
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      153,572 shs.   09/30/04          90,897           1,536
                                                                                                    -------------   -------------
                                                                                                        2,634,042       2,611,478
                                                                                                    -------------   -------------
MEDASSIST, INC.
A provider of patient eligibility and accounts receivable management services to hospitals and physician practices.
8% Preferred Stock                                                             84 shs.   10/28/04          83,658          85,084
Common Stock                                                               26,185 shs.   10/02/04          35,088          40,534
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share                                           88,948 shs.   05/01/03          40,675         136,891
                                                                                                    -------------   -------------
                                                                                                          159,421         262,509
                                                                                                    -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013                                    $   2,142,000   08/12/05       2,008,335       2,094,852
Common Stock (B)                                                              408 shs.   08/12/05         408,000         367,200
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          137 shs.   08/12/05         137,088               1
                                                                                                    -------------   -------------
                                                                                                        2,553,423       2,462,053
                                                                                                    -------------   -------------
MOSS, INC.
A manufacturer and distributor of large display and exhibit structures.
8.51% Senior Secured Revolving Note due 2010 (C)                         $      41,176   12/21/05          39,118          40,783
8.51% Senior Secured Tranche A Note due 2010 (C)                         $     350,000   12/21/05         309,853         350,516
12% Senior Secured Tranche B Note due 2010                               $   1,019,118   12/21/05       1,008,927       1,009,379
Limited Partnership Interest of
  Riverside Capital Appreciation Fund I, L.P. (B)                          33.59% int.          *         311,481         389,333
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          214 shs.   12/21/05          36,647               2
                                                                                                    -------------   -------------
*09/20/00 and 05/23/02.                                                                                 1,706,026       1,790,013
                                                                                                    -------------   -------------
MUSTANG VENTURES COMPANY
A natural gas gathering and processing operation located in Oklahoma and Texas.
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                       16,535 shs.   12/11/02         493,501       2,240,544
                                                                                                    -------------   -------------
NEFF MOTIVATION, INC.
A manufacturer and distributor of customized awards and sportswear to schools.
12.5% Senior Subordinated Note due 2011                                  $   1,062,500   01/31/03         921,841       1,094,375
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          212 shs.   01/31/03         180,625          87,555
                                                                                                    -------------   -------------
                                                                                                        1,102,466       1,181,930
                                                                                                    -------------   -------------

20

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                                Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and bagel chips in North America.
12.25% Senior Subordinated Note due 2012                                 $   1,863,462   03/29/04   $   1,856,139   $   1,887,839
10% Preferred Stock (B)                                                       255 shs.   03/29/04         255,083         258,012
Common Stock (B)                                                            6,455 shs.   03/29/04           6,455          48,025
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                        8,622 shs.   03/29/04           7,323          64,080
                                                                                                    -------------   -------------
                                                                                                        2,125,000       2,257,956
                                                                                                    -------------   -------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the automotive industry.
9% Senior Secured Note due 2009                                          $     812,500   01/28/02         812,500         809,203
11.5% Senior Subordinated Note due 2012                                  $   1,500,000   01/28/02       1,381,438       1,476,142
Common Stock (B)                                                          312,500 shs.   01/28/02         312,500         213,750
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      243,223 shs.   01/28/02         162,045         164,176
                                                                                                    -------------   -------------
                                                                                                        2,668,483       2,663,271
                                                                                                    -------------   -------------
O R S NASCO HOLDING, INC.
Awholesale distributor of industrial supplies in North America.
13% Senior Subordinated Note due 2013                                    $   2,372,732   12/20/05       2,226,504       2,346,438
Common Stock (B)                                                          177,268 shs.   12/20/05         177,268         159,541
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       99,771 shs.   12/20/05          98,773             998
                                                                                                    -------------   -------------
                                                                                                        2,502,545       2,506,977
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and British Columbia.
14% Senior Subordinated Note due 2006                                    $   2,482,000   08/07/98       2,482,000       2,443,470
12% Senior Subordinated Note due 2008                                    $     307,071   02/09/00         294,605         295,942
Limited Partnership Interest of Riverside VIII,
  VIII-A and VIII-B Holding Company, L.P.                                  20.57% int.          *       1,555,820       1,337,139
Warrants, exercisable until 2007 and 2008, to purchase
  common stock at $.01 per share (B)                                       28,648 shs.         **         389,188          88,695
                                                                                                    -------------   -------------
*08/07/98, 02/23/99, 12/22/99 and 02/25/03. **08/07/98 and 02/09/00.                                    4,721,613       4,165,246
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care and food packaging markets.
12% Senior Subordinated Note due 2008                                    $   2,125,000   12/19/00       1,989,655       2,133,920
Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                            2.42% int.   12/21/00         265,625         150,741
                                                                                                    -------------   -------------
                                                                                                        2,255,280       2,284,661
                                                                                                    -------------   -------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                                Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
PRECISION DYNAMICS, INC.
A manufacturer of custom-designed solenoid valves and controls.
8% Senior Secured Revolving Credit
  Facility due 2006 (C)                                                  $     415,650   07/22/96   $     415,650   $     415,650
12% Senior Secured Term Note due 2006                                    $     326,000   07/22/96         323,883         326,000
8% Preferred Stock                                                            456 shs.   07/22/96         232,046         464,092
Common Stock (B)                                                              599 shs.   07/22/96          28,978          86,934
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                                          322 shs.   07/22/96          97,800               3
                                                                                                    -------------   -------------
                                                                                                        1,098,357       1,292,679
                                                                                                    -------------   -------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products, related breeding and healthcare products and specialty genetics sold to the dairy and beef industries.
9.8% Redeemable Exchangeable Preferred Stock (B)                            1,004 shs.   08/12/94         100,350            --
Common Stock (B)                                                            2,600 shs.          *         126,866            --
                                                                                                    -------------   -------------
*11/14/01 and 08/12/94.                                                                                   227,216            --
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis products.
12% Senior Subordinated Note due 2012                                    $   1,770,834   05/28/04       1,444,031       1,802,635
Common Stock (B)                                                          354,166 shs.   05/28/04         354,166         318,749
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      377,719 shs.   05/28/04         377,719           3,777
                                                                                                    -------------   -------------
                                                                                                        2,175,916       2,125,161
                                                                                                    -------------   -------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies to major restaurant chains and their franchisees.
14% Senior Subordinated Note due 2012                                    $   1,893,563   07/09/04       1,844,035       1,136,138
Limited Partnership Interest (B)                                            9.26% int.   07/09/04         259,146            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          528 shs.   07/09/04          49,061            --
                                                                                                    -------------   -------------
                                                                                                        2,152,242       1,136,138
                                                                                                    -------------   -------------
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and foodservice channels.
13% Senior Subordinated Note due 2011                                    $   1,841,667   09/29/04       1,701,484       1,712,750
Limited Partnership Interest (B)                                           40,610 uts.   09/29/04         283,333         232,333
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       23,575 shs.   09/29/04         157,903             236
                                                                                                    -------------   -------------
                                                                                                        2,142,720       1,945,319
                                                                                                    -------------   -------------

22

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                                Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Notes due 2011                                 $   1,062,500   11/14/03   $     960,053   $   1,068,068
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          140 shs.   11/14/03         122,946          71,317
                                                                                                    -------------   -------------
                                                                                                        1,082,999       1,139,385
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the wood working industry.
7.36% Senior Secured Tranche A Note due 2007 (C)                         $     800,879   06/02/99         800,879         800,879
12% Senior Secured Tranche B Note Due 2007                               $   1,130,652   06/02/99       1,130,652       1,130,652
Class B Common Stock (B)                                                    1,480 shs.   06/02/99         256,212         508,125
                                                                                                    -------------   -------------
                                                                                                        2,187,743       2,439,656
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
12% Senior Subordinated Note due 2012                                    $   1,538,793   09/10/04       1,435,628       1,544,365
Common Stock (B)                                                              586 shs.   09/10/04         586,207         478,207
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          134 shs.   09/10/04         113,578         109,001
                                                                                                    -------------   -------------
                                                                                                        2,135,413       2,131,573
                                                                                                    -------------   -------------
SPECIALTY FOODS GROUP, INC.
A manufacturer and distributor of branded meat products.
Limited Partnership Interest of MHD Holdings LLC                            1.43% int.   08/29/00         579,736            --
                                                                                                    -------------   -------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC.
A provider of kitchen and restaurant design, equipment fabrication and installation services.
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                      106,539 shs.   01/14/00         658,751            --
                                                                                                    -------------   -------------
SYNVENTIVE EQUITY LLC
A manufacturer of hot runner systems used in the plastic injection molding process.
Limited Partnership Interest (B)                                            1.99% int.   08/20/03          63,207          11,280
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       86,780 shs.   08/21/03          19,359          15,487
                                                                                                    -------------   -------------
                                                                                                           82,566          26,767
                                                                                                    -------------   -------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provides specialty services to the North American railroad industry.
13% Senior Subordinated Note due 2013                                    $   2,217,385   10/14/05       1,882,033       2,174,036
Preferred Stock (B)                                                         3,304 shs.   10/14/05         330,412         320,591
Common Stock (B)                                                            2,203 shs.   10/14/05           2,203           1,983
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                        1,167 shs.   10/14/05         294,403              12
                                                                                                    -------------   -------------
                                                                                                        2,509,051       2,496,622
                                                                                                    -------------   -------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                                Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
TERRA RENEWAL SERVICES, INC.
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
7.78% Senior Secured Term A Note due 2010 (C)                            $     204,394   03/01/05   $     204,394   $     204,394
7.78% Senior Secured Term B Note due 2012 (C)                            $     362,989   03/01/05         362,989         362,276
12% Senior Subordinated Note due 2013                                    $   1,025,391   03/01/05         972,733       1,004,856
Limited Partnership Interest of
  Saw Mill Capital Fund V, L.P. (B)                                         4.00% int.   03/01/05         412,207         370,989
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           65 shs.   03/01/05          56,171               1
                                                                                                    -------------   -------------
                                                                                                        2,008,494       1,942,516
                                                                                                    -------------   -------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2009                                    $   2,712,000   02/05/98       2,528,512       2,712,000
Common Stock (B)                                                              630 shs.   02/04/98         630,000         636,741
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                                          444 shs.   02/05/98         368,832         448,751
                                                                                                    -------------   -------------
                                                                                                        3,527,344       3,797,492
                                                                                                    -------------   -------------
TOMAH HOLDINGS, INC.
A manufacturer of specialty chemicals.
16% Senior Subordinated Note due 2011                                    $   1,505,617          *       1,460,966       1,505,617
16% Preferred Stock Series A (B)                                               37 shs.   12/08/03         631,630         916,393
Common Stock (B)                                                           21,240 shs.         **         209,770         367,348
                                                                                                    -------------   -------------
*12/08/03 and 12/30/05. **12/08/03 and 07/01/05.                                                        2,302,366       2,789,358
                                                                                                    -------------   -------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
12% Senior Subordinated Note due 2013                                    $   1,734,000   08/31/05       1,657,621       1,714,773
Common Stock (B)                                                              816 shs.   08/31/05         816,000         734,400
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           86 shs.   08/31/05          77,485               1
                                                                                                    -------------   -------------
                                                                                                        2,551,106       2,449,174
                                                                                                    -------------   -------------
TRONAIR, INC.
A designer, engineer and manufacturer of ground support equipment for the business, commuter and commercial aviation markets.
10.5% Senior Secured Term Note due 2008                                  $   1,184,565   01/20/00       1,184,565       1,186,188
12% Senior Subordinated Note due 2010                                    $   1,326,500   01/20/00       1,274,771       1,334,410
Common Stock (B)                                                          227,400 shs.   01/20/00         227,400         204,660
Warrant, exercisable until 2010, to purchase
  common stock at $1 per share (B)                                        260,563 shs.   01/20/00          98,540           2,606
                                                                                                    -------------   -------------
                                                                                                        2,785,276       2,727,864
                                                                                                    -------------   -------------

24

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                                Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2013                                    $   2,309,541          *   $   2,145,659   $   2,328,718
Common Stock (B)                                                              742 shs.          *         800,860       1,004,517
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          153 shs.          *         159,894         207,469
                                                                                                    -------------   -------------
*07/19/05 and 12/22/05.                                                                                 3,106,413       3,540,704
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
12.5% Senior Subordinated Note due 2010                                  $   1,062,500   04/11/03         993,411       1,058,399
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        5,781 shs.   04/11/03          95,625          33,038
                                                                                                    -------------   -------------
                                                                                                        1,089,036       1,091,437
                                                                                                    -------------   -------------
TUBULAR TEXTILE MACHINERY
A designer, manufacturer, seller and servicer of finishing machinery for the knit and woven segments of the global textile industry.
12% Senior Subordinated Note due 2014                                    $   1,234,551   05/28/04       1,116,986       1,202,155
8.75% Senior Secured Note due 2011                                       $     716,292   05/28/04         716,292         707,659
Common Stock (B)                                                          674,157 shs.   05/28/04         674,157         573,033
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      203,912 shs.   05/28/04         130,789           2,039
                                                                                                    -------------   -------------
                                                                                                        2,638,224       2,484,886
                                                                                                    -------------   -------------
TVI, INC.
A retailer of used clothing in the United States, Canada and Australia.
Common Stock (B)                                                          354,167 shs.   05/02/00         354,167         382,500
                                                                                                    -------------   -------------
U S M HOLDINGS CORPORATION
A provider of facility maintenance services to retail and corporate clients with multiple locations.
12% Senior Subordinated Note due 2011                                    $     894,737   08/06/03         773,300         921,579
Preferred Stock                                                             2,571 shs.   08/06/03         257,095         257,096
Common Stock (B)                                                            1,032 shs.   08/06/03           1,032           1,032
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share                                              949 shs.   08/06/03         298,198             949
                                                                                                    -------------   -------------
                                                                                                        1,329,625       1,180,656
                                                                                                    -------------   -------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter icemaking, wine storage and refrigeration appliances.
12.5% Senior Subordinated Note due 2012                                  $   1,882,100   04/30/04       1,695,644       1,935,204
Common Stock (B)                                                              182 shs.   04/30/04         182,200         180,378
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          230 shs.   04/30/04         211,736         228,116
                                                                                                    -------------   -------------
                                                                                                        2,089,580       2,343,698
                                                                                                    -------------   -------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                                Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in other entities.
Series A Preferred Units (B)                                                0.15% int.   12/02/96   $           1   $           2
                                                                                                    -------------   -------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused on the foodservice industry.
13% Senior Subordinated Note due 2011                                    $   1,887,288   09/24/04       1,721,448       1,891,035
Common Stock (B)                                                           23,771 shs.   09/24/04         237,710         326,328
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       23,787 shs.   09/24/04         186,883         326,548
                                                                                                    -------------   -------------
                                                                                                        2,146,041       2,543,911
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags and medical and food products.
12.5% Senior Subordinated Note due 2012                                  $   1,700,000   07/19/04       1,483,065       1,637,765
Limited Partnership Interest Class A (B)                                    1.75% int.   07/19/04         414,375         372,938
Limited Partnership Interest Class B (B)                                    0.77% int.   07/19/04         182,935         164,642
                                                                                                    -------------   -------------
                                                                                                        2,080,375       2,175,345
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
10% Senior Subordinated Lien Note due 2009                               $   1,006,579   07/12/04       1,006,579       1,015,774
14% Senior Subordinated Note due 2012                                    $   1,069,419   07/12/04       1,066,722       1,094,126
Limited Partnership Interest (B)                                            0.40% int.   07/12/04          37,281         100,659
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        4,029 shs.   07/12/04           2,833          10,842
                                                                                                    -------------   -------------
                                                                                                        2,113,415       2,221,401
                                                                                                    -------------   -------------

Total Private Placement Investments                                                                 $ 141,081,030   $ 139,640,729
                                                                                                    -------------   -------------

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                                       Shares or
                                                             Interest      Due         Principal
Corporate Restricted Securities:(A) (Continued)                Rate        Date         Amount           Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
Rule 144A Securities - 7.33%: (A)
BONDS - 6.31%
A E S Corporation                                              9.000%    05/15/15    $    200,000    $    200,000    $    219,000
Activant Solutions, Inc. (C)                                  10.054     04/01/10         825,000         825,000         850,781
Atlas Pipeline Partners                                        8.125     12/15/15         200,000         200,000         201,750
Blockbuster, Inc.                                              9.000     09/01/12         475,000         476,986         418,000
Bombardier, Inc.                                               6.300     05/01/14       1,000,000         890,000         875,000
Calpine Corporation                                            8.750     07/15/13         500,000         465,000         410,000
Charter Communications Op LLC                                  8.000     04/30/12         250,000         249,375         248,750
Douglas Dynamics LLC                                           7.750     01/15/12         630,000         633,790         607,950
Hertz Corporation                                             10.500     01/01/16          50,000          50,000          51,500
Intelsat Bermuda, Ltd.                                         8.695     01/15/12         450,000         450,000         457,313
Intelsat Bermuda, Ltd.                                         8.250     01/15/13         500,000         500,000         505,000
Interactive Health LLC                                         7.250     04/01/11         900,000         756,280         729,000
Markwest Energy                                                6.875     11/01/14         475,000         475,000         437,000
Neiman Marcus Group, Inc.                                     10.375     10/15/15       1,250,000       1,250,000       1,270,313
NOVA Chemicals Corporation                                     7.561     11/15/13         550,000         550,000         561,688
P Q Corporation                                                7.500     02/15/13       1,100,000       1,088,750       1,023,000
Pacific Energy Partners                                        6.250     09/15/15         150,000         149,316         147,750
Pogo Producing Co.                                             6.875     10/01/17         500,000         500,000         487,500
Pregis Corporation                                            12.375     10/15/13       1,000,000         981,490         985,000
Service Corporation International                              7.500     06/15/17       1,000,000         990,030         992,500
Siebe PLC                                                      6.500     01/15/10         650,000         572,000         578,500
Sierra Pacific Resources                                       6.750     08/15/17         635,000         638,304         631,825
Sungard Data Systems                                           9.125     08/15/13         175,000         175,000         181,125
Tekni-Plex, Inc.                                              10.875     08/15/12         250,000         250,000         272,500
Tekni-Plex, Inc.                                               8.750     11/15/13         650,000         656,103         572,000
Tenaska Alabama Partners LP                                    7.000     06/30/21         342,155         342,155         344,220
Texas Genco LLC                                                6.875     12/15/14         705,000         705,000         763,163
Texas Industries, Inc.                                         7.250     07/15/13          70,000          70,000          72,625
                                                                                     ------------    ------------    ------------
TOTAL BONDS                                                                          $ 15,482,155      15,089,579      14,894,753
                                                                                     ------------    ------------    ------------
COMMON STOCk - 0.00%
Jordan Telecom Products (B)                                                                    70    $     14,000            --
                                                                                     ------------    ------------    ------------
Total Common Stock                                                                                         14,000            --
                                                                                                     ------------    ------------
CONVERTIBLE BONDS - 1.02%
Cymer, Inc.                                                    3.500%    02/15/09    $    850,000    $    850,000    $    831,938
ICOS Corporation                                               2.000     07/01/23         750,000         596,250         603,750
Q L T, Inc.                                                    3.000     09/15/23         600,000         546,257         530,250
Wesco International, Inc.                                      2.625     10/15/25         375,000         375,000         451,406
                                                                                     ------------    ------------    ------------
TOTAL CONVERTIBLE BONDS                                                              $  2,575,000       2,367,507       2,417,344
                                                                                     ------------    ------------    ------------
WARRANTS - 0.00%
Winsloew Furniture, Inc. (B)                                                                  900    $          9    $       --
                                                                                     ------------    ------------    ------------
TOTAL WARRANTS                                                                                                  9            --
                                                                                                     ------------    ------------

TOTAL RULE 144A SECURITIES                                                                             17,471,095      17,312,097
                                                                                                     ------------    ------------

TOTAL CORPORATE RESTRICTED SECURITIES                                                                $158,552,125    $156,952,826
                                                                                                     ------------    ------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                             Interest      Due         Principal                        Market
Corporate Public Securities - 34.15%:(A)                       Rate        Date         Amount           Cost            Value
---------------------------------------------------------------------------------------------------------------------------------
BONDS - 28.86%
Abitibi-Consolidated, Inc.                                     7.750%    06/15/11    $  1,000,000    $  1,032,013    $    952,500
Activant Solutions, Inc.                                      10.500     06/15/11         585,000         584,560         640,575
Aearo Co.                                                      8.250     04/15/12         450,000         450,000         456,750
Affinia Group, Inc.                                            9.000     11/30/14         460,000         460,000         363,400
Alamosa Delaware, Inc.                                        11.000     07/31/10         325,000         329,566         366,437
Alamosa Delaware, Inc.                                         8.500     01/31/12         400,000         400,000         432,500
ALH Fin LLC/ALH Fin Corporation                                8.500     01/15/13         725,000         704,500         683,312
Allied Waste NA                                                7.875     04/15/13       1,000,000       1,024,826       1,032,500
American Media Operation, Inc.                                 8.875     01/15/11         900,000         901,458         765,000
Appleton Papers, Inc.                                          8.125     06/15/11         300,000         300,000         291,750
Argo Tech Corporation                                          9.250     06/01/11         850,000         850,000         871,250
Bally Total Fitness Holding Corporation                        9.875     10/15/07         135,000         128,925         131,625
BCP Crystal US Holdings Corporation                            9.625     06/15/14         485,000         485,000         539,562
C C O Holdings LLC/Cap Corporation                             8.616     12/15/10         500,000         499,617         488,750
C S C Holdings, Inc.                                           7.625     04/01/11         500,000         501,891         497,500
Cablevision Systems Corporation (C)                            8.716     04/01/09       1,000,000       1,000,000       1,010,000
Cadmus Communications Corporation                              8.375     06/15/14         750,000         750,000         770,625
Cenveo Corporation                                             7.875     12/01/13       1,100,000       1,100,000       1,061,500
Charter Communication Holdings LLC                            10.000     04/01/09       1,000,000         815,000         745,000
Chemed Corporation                                             8.750     02/24/11       1,125,000       1,125,000       1,206,562
Chesapeake Energy Corporation                                  7.000     08/15/14       1,075,000       1,114,536       1,112,625
Cincinnati Bell, Inc.                                          8.375     01/15/14       1,100,000       1,007,500       1,082,125
Clayton Williams Energy, Inc.                                  7.750     08/01/13         800,000         800,000         768,000
Del Monte Corporation                                          8.625     12/15/12         225,000         225,000         239,062
Dollar Financial Group                                         9.750     11/15/11         600,000         600,000         618,000
Dominos, Inc.                                                  8.250     07/01/11         292,000         289,892         305,140
Dynegy Holdings, Inc.                                          6.875     04/01/11         500,000         422,500         492,500
El Paso Corporation                                            7.875     06/15/12       1,050,000       1,063,048       1,081,500
Esterline Technologies                                         7.750     06/15/13         200,000         200,000         209,000
Flextronics International Ltd.                                 6.500     05/15/13         400,000         400,000         406,500
Ford Motor Credit Co.                                          7.375     10/28/09       1,250,000       1,246,875       1,108,607
G F S I, Inc.                                                  9.625     03/01/07         750,000         682,541         675,000
Gencorp, Inc.                                                  9.500     08/15/13         259,000         259,000         278,425
General Motors Acceptance Corporation                          7.750     01/19/10       1,250,000       1,305,781       1,167,359
Goodyear Tire & Rubber Co.                                     7.857     08/15/11       1,400,000       1,342,750       1,365,000
Great Lakes Dredge & Dock Corporation                          7.750     12/15/13         750,000         679,250         675,938
GulfMark Offshore, Inc.                                        7.750     07/15/14         565,000         562,599         587,600
Houghton Mifflin Co.                                           9.875     02/01/13       1,000,000       1,050,575       1,068,750
Huntsman LLC                                                  11.625     10/15/10         324,000         320,161         368,955
Insurance Auto Auctions, Inc.                                 11.000     04/01/13         800,000         799,438         840,718
Interpool, Inc.                                                7.350     08/01/07         750,000         760,228         763,125
Iron Mountain, Inc.                                            6.625     01/01/16       1,000,000         951,250         930,000
Koppers, Inc.                                                  9.875     10/15/13         700,000         700,000         759,500
Land O'Lakes, Inc.                                             9.000     12/15/10         750,000         750,000         813,750
Lazard LLC                                                     7.125     05/15/15         750,000         749,408         787,568
Leucadia National Corporation                                  7.000     08/15/13         650,000         662,312         646,750
Liberty Media Corporation                                      5.700     05/15/13       1,000,000         951,610         931,761
Lodgenet Entertainment Corporation                             9.500     06/15/13         425,000         425,000         462,188
Lyondell Chemical Co.                                          9.500     12/15/08         530,000         518,310         555,175
M C I, Inc.                                                    8.735     05/01/14         500,000         452,500         553,125
M G M Mirage, Inc.                                             6.000     10/01/09         375,000         379,363         372,656
M S X International, Inc.                                     11.000     10/15/07         350,000         347,004         348,250
Mac-Gray Corporation                                           7.625     08/15/15         600,000         600,000         604,500
Magnachip Semiconductor                                        8.000     12/15/14         100,000         100,000          95,500

28

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                             Interest      Due         Principal                        Market
Corporate Public Securities:(A)continued                       Rate        Date         Amount           Cost            Value
---------------------------------------------------------------------------------------------------------------------------------
BONDS, CONTINUED
Majestic Star Casino LLC                                       9.500%    10/15/10    $    500,000    $    500,000    $    526,250
Manitowoc Company, Inc.                                        7.125     11/01/13         200,000         200,000         205,500
Mediacom LLC                                                   9.500     01/15/13       1,000,000       1,002,958         976,250
Metaldyne Corporation                                         11.000     06/15/12         750,000         601,250         578,438
Metaldyne Corporation                                         10.000     11/01/13         510,000         513,766         461,550
Moog, Inc.                                                     6.250     01/15/15         120,000         120,000         118,200
Mrs. Fields Brands                                            11.500     03/15/11         750,000         713,710         600,000
N R G Energy, Inc.                                             8.000     12/15/13         453,000         453,000         505,095
Nalco Co.                                                      7.750     11/15/11         500,000         500,000         513,750
National Wine & Spirits, Inc.                                 10.125     01/15/09       1,135,000       1,128,364       1,146,350
North American Energy Partners                                 8.750     12/01/11         400,000         400,000         377,000
O E D Corp/Diamond Jo Company Guarantee                        8.750     04/15/12       1,000,000         985,960         975,000
O M Group, Inc.                                                9.250     12/15/11         750,000         774,174         733,125
Offshore Logistics, Inc.                                       6.125     06/15/13         450,000         450,000         420,750
Pacific Energy Partners                                        7.125     06/15/14         500,000         504,088         515,000
Pinnacle Foods Group                                           8.250     12/01/13         450,000         450,000         428,625
Pliant Corporation                                            11.625     06/15/09         787,891         805,448         835,165
Primedia, Inc.                                                 8.000     05/15/13       1,000,000       1,025,342         846,250
Quintiles Transnational Corporation                           10.000     10/01/13         500,000         500,000         557,500
Rayovac Corporation                                            8.500     10/01/13         200,000         200,000         174,500
Rent-A-Center, Inc.                                            7.500     05/01/10         400,000         400,000         382,000
Rent-Way, Inc.                                                11.875     06/15/10         800,000         839,001         851,000
Rhodia SA                                                     10.250     06/01/10         800,000         824,926         876,000
Rhodia SA                                                      8.875     06/01/11         500,000         499,668         512,500
Rock-Tenn Co.                                                  8.200     08/15/11       1,000,000       1,007,498       1,015,000
Rogers Wireless, Inc.                                          7.250     12/15/12         165,000         165,000         173,456
Rogers Wireless, Inc.                                          7.500     03/15/15         870,000         933,064         939,600
Rogers Wireless, Inc.                                          8.000     12/15/12         165,000         165,000         174,694
Samsonite Corporation                                          8.875     06/01/11       1,000,000       1,043,294       1,035,000
Sbarro, Inc.                                                  11.000     09/15/09         750,000         762,304         746,250
Sea Containers Ltd.                                           10.500     05/15/12         460,000         449,659         453,100
Sheridan Acquisition Corporation                              10.250     08/15/11         375,000         370,001         385,781
Ship Finance Intl Ltd.                                         8.500     12/15/13         750,000         750,000         701,250
Sports Club Co.                                               11.375     03/15/06         150,000         145,500         148,688
Stanadyne Corporation                                         10.000     08/15/14       1,500,000       1,500,000       1,440,000
Tekni-Plex, Inc.                                              12.750     06/15/10       1,000,000         960,125         545,000
Telex Communications, Inc.                                    11.500     10/15/08         500,000         500,000         532,500
Telex Communications, Inc.                                     0.000     01/15/09         471,915         206,820         292,587
Tenet Healthcare Corporation                                   6.375     12/01/11         500,000         482,500         456,250
Tenet Healthcare Corporation                                   9.875     07/01/14         500,000         488,370         506,250
Thermadyne Holdings Corporation                                9.250     02/01/14       1,000,000         986,250         875,000
Transmontaigne, Inc.                                           9.125     06/01/10         485,000         476,513         476,513
Triton P C S, Inc.                                             8.500     06/01/13         550,000         550,000         511,500
Unisys Corporation                                             8.000     10/15/12         190,000         190,000         175,750
United Components, Inc.                                        9.375     06/15/13       1,000,000       1,004,364         995,000
United Rentals, Inc.                                           7.750     11/15/13         625,000         625,000         609,375
United Rentals, Inc.                                           7.000     02/15/14         500,000         500,000         467,500
Universal City Florida (C)                                     9.000     05/01/10         200,000         200,000         201,000
Universal City Florida                                         8.375     05/01/10         200,000         200,000         195,500
Utilicorp United, Inc.                                         9.950     02/01/11       1,000,000       1,092,854       1,102,500
Vicorp Restaurants, Inc.                                      10.500     04/15/11         600,000         592,746         556,500
Vought Aircraft Industries                                     8.000     07/15/11       1,000,000       1,000,406         935,000
Warner Music Group                                             7.375     04/15/14         275,000         275,000         272,938
Wornick Co.                                                   10.875     07/15/11         750,000         750,000         768,750
                                                                                     ------------    ------------    ------------
Total Bonds                                                                          $ 69,647,806      68,924,710      68,185,780
                                                                                     ------------    ------------    ------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                                       Shares or
                                                             Interest      Due         Principal                        Market
Corporate Public Securities:(A)continued                       Rate        Date         Amount           Cost            Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 4.11%
Copa Holdings SA (B)                                                                        6,600    $    132,000    $    180,180
DealerTrack Holdings, Inc. (B)                                                              3,200          54,400          67,136
H C I Direct, Inc. (B)                                                                      1,000            --              --
PW Eagle, Inc. (B)                                                                        196,518               1       4,028,619
PepsiAmericas, Inc.                                                                        92,145       2,006,365       2,143,293
Rent-Way, Inc. (B)                                                                         92,866         916,263         593,414
Supreme Industries, Inc.                                                                  115,722         267,325         895,688
Telex Communications, Inc. (B)                                                                489               7           2,445
Telex Communications, Inc. (B)                                                             17,707               1          88,537
Transmontaigne, Inc. (B)                                                                  258,720         798,595       1,707,552
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                      4,174,957       9,706,864
                                                                                                     ------------    ------------
CONVERTIBLE BONDS - 1.18%
Citadel Broadcasting Corporation                               1.875%    02/15/11    $    700,000    $    543,375    $    543,375
Graftech International                                         1.625     01/15/24       1,500,000       1,083,750       1,089,375
Leucadia National Corporation                                  3.750     04/15/14       1,000,000       1,000,000       1,153,750
                                                                                     ------------    ------------    ------------
TOTAL CONVERTIBLE BONDS                                                              $  3,200,000       2,627,125       2,786,500
                                                                                     ============    ------------    ------------
TOTAL CORPORATE PUBLIC SECURITIES                                                                      75,726,792      80,679,144
                                                                                                     ------------    ------------

                                                              Interest     Due         Principal                         Market
Short-Term Securities:                                       Rate/Yield    Date         Amount            Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 10.20%
Centex Corporation                                             4.408%    01/13/06    $  4,900,000    $  4,892,213    $  4,892,213
Consolidated Natural Gas Co.                                   4.484     01/04/06       1,810,000       1,809,099       1,809,099
DaimlerChrysler NA Holding Corporation                         4.487     01/10/06       1,132,000       1,130,594       1,130,594
DaimlerChrysler NA Holding Corporation                         4.481     01/11/06         653,000         652,108         652,108
DaimlerChrysler NA Holding Corporation                         4.443     01/13/06       1,925,000       1,921,921       1,921,921
Detroit Edison Co.                                             4.404     01/03/06       2,805,000       2,803,972       2,803,972
Florida Power & Light Co.                                      4.378     01/13/06       4,955,000       4,947,181       4,947,181
Ryder System, Inc.                                             4.409     01/09/06       1,152,000       1,150,733       1,150,733
Wisconsin Gas Co.                                              4.337     01/12/06       4,814,000       4,807,052       4,807,052
                                                                                     ------------    ------------    ------------
TOTAL SHORT-TERM SECURITIES                                                          $ 24,146,000    $ 24,114,873    $ 24,114,873
                                                                                     ============    ------------    ------------
TOTAL INVESTMENTS                                             110.78%                                $258,393,790    $261,746,843
                                                                                                     ============    ------------
  Other Assets                                                  4.85                                                   11,450,446
  Liabilities                                                 (15.63)                                                 (36,921,871)
                                                              ------                                                 ------------
TOTAL NET ASSETS                                              100.00%                                                $236,275,418
                                                              ======                                                 ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate securities; rate indicated is as of 12/31/05.

See Notes to Consolidated Financial Statements.

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                 Fair Value/                                                           Fair Value/
Industry Classification:                        Market Value          Industry Classification:                        Market Value
------------------------------------------------------------          ------------------------------------------------------------
AEROSPACE - 2.29%                                                     BROADCASTING & ENTERTAINMENT - 2.95%
Argo Tech Corporation                           $    871,250          C C O Holdings LLC                              $    488,750
Bombardier, Inc.                                     875,000          C S C Holdings, Inc.                                 497,500
Consolidated Foundries Holdings                    2,520,999          Cablevision Systems Corporation                    1,010,000
Esterline Technologies                               209,000          Cenveo Corporation                                 1,061,500
Vought Aircraft Industries                           935,000          Charter Communications Holdings LLC                  745,000
                                                ------------          Charter Communications Op LLC                        248,750
                                                   5,411,249          Citadel Broadcasting Corporation                     543,375
                                                ------------          Liberty Media Corporation                            931,761
AUTOMOBILE - 7.44%                                                    Lodgenet Entertainment Corporation                   462,188
Gencorp, Inc.                                        278,425          Mediacom LLC                                         976,250
Goodyear Tire & Rubber Co.                         1,365,000                                                          ------------
Jason, Inc.                                        1,994,688                                                             6,965,074
LIH Investors, L.P.                                4,665,408                                                          ------------
Metaldyne Corporation                              1,039,988          BUILDINGS & REAL ESTATE - 2.77%
Nyloncraft, Inc.                                   2,663,271          A W C Holding Company                              2,742,537
Qualis Automotive LLC                              2,125,161          Adorn, Inc.                                        2,648,541
Transtar Holding Company                           2,449,174          Texas Industries, Inc.                                72,625
United Components, Inc.                              995,000          TruStile Doors, Inc.                               1,091,437
                                                ------------                                                          ------------
                                                  17,576,115                                                             6,555,140
                                                ------------                                                          ------------
BEVERAGE, DRUG & FOOD - 7.05%                                         CARGO TRANSPORT - 0.30%
Beta Brands Ltd.                                        --            Ship Finance International Ltd.                      701,250
Cains Foods, L.P.                                  1,000,912                                                          ------------
Del Monte Corporation                                239,062          CHEMICAL, PLASTICS & RUBBER - 3.46%
Dominos, Inc.                                        305,140          Capital Specialty Plastics, Inc.                       2,156
Eagle Pack Pet Foods, Inc.                         1,155,646          Huntsman LLC                                         368,955
Land O' Lakes, Inc.                                  813,750          Koppers, Inc.                                        759,500
Mrs. Fields Brands                                   600,000          Lyondell Chemical Co.                                555,175
National Wine & Spirits, Inc.                      1,146,350          NOVA Chemicals Corporation                           561,688
Nonni's Food Company, Inc.                         2,257,956          O M Group, Inc.                                      733,125
PepsiAmericas, Inc.                                2,143,293          P Q Corporation                                    1,023,000
Pinnacle Foods Group                                 428,625          Rhodia SA                                          1,388,500
River Ranch Fresh Foods LLC                        1,945,319          Tomah Holdings, Inc.                               2,789,358
Sbarro, Inc.                                         746,250                                                          ------------
Specialty Foods Group, Inc.                             --                                                               8,181,457
Vicorp Restaurants, Inc.                             556,500                                                          ------------
Vitality Foodservice, Inc.                         2,543,911
Wornick Co.                                          768,750
                                                ------------
                                                  16,651,464
                                                ------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                 Fair Value/                                                           Fair Value/
Industry Classification: continued              Market Value          Industry Classification: continued              Market Value
------------------------------------------------------------          ------------------------------------------------------------
CONSUMER PRODUCTS - 6.91%                                             DIVERSIFIED/CONGLOMERATE, MANUFACTURING - 6.38%
Alh Fin LLC/ALH Fin Corporation                 $    683,312          Activant Solutions, Inc.                        $  1,491,356
Appleton Papers, Inc.                                291,750          AmerCable, Inc.                                    1,181,124
Augusta Sportswear Holding Co.                     2,162,732          Arrow Tru-Line Holdings, Inc.                      2,071,712
Euro-Pro Corporation                               1,912,939          Coining Corporation of America LLC                 1,864,903
G F S I, Inc.                                        675,000          Dexter Magnetics Technologies, Inc.                1,047,037
H C I Direct, Inc.                                      --            Douglas Dynamics, LLC                                607,950
Maverick Acquisition Company                       1,134,104          Evans Consoles, Inc.                                    --
Rayovac Corporation                                  174,500          Great Lakes Dredge & Dock Corporation                675,938
Royal Baths Manufacturing Company                  1,139,385          Justrite Manufacturing Acquisition Co.             1,573,212
Savage Sports Holding, Inc.                        2,131,573          Rock-Tenn Co.                                      1,015,000
The Tranzonic Companies                            3,797,492          Truck Bodies & Equipment International             3,540,704
Walls Industries, Inc.                             2,221,401                                                          ------------
Winsloew Furniture, Inc.                                --                                                              15,068,936
                                                ------------                                                          ------------
                                                  16,324,188          DIVERSIFIED/CONGLOMERATE, SERVICE - 6.50%
                                                ------------          Abitibi-Consolidated, Inc.                           952,500
CONTAINERS, PACKAGING & GLASS - 3.44%                                 Allied Waste NA                                    1,032,500
A E P Industries, Inc.                                                CapeSuccess LLC                                        5,862
Paradigm Packaging, Inc.                           2,284,661          Chemed Corporation                                 1,206,562
Pliant Corporation                                   835,165          Diversco, Inc./DHI Holdings, Inc.                  2,505,724
Pregis Corporation                                   985,000          Dwyer Group, Inc.                                  2,664,679
Sea Containers Ltd.                                  453,100          Iron Mountain, Inc.                                  930,000
Tekni-Plex, Inc.                                   1,389,500          Keystone North America, Inc.                         295,296
Vitex Packaging, Inc.                              2,175,345          Mac-Gray Corporation                                 604,500
                                                ------------          Moss, Inc.                                         1,790,013
                                                   8,122,771          M S X International, Inc.                            348,250
                                                ------------          Service Corporation International                    992,500
DISTRIBUTION - 3.61%                                                  U S M Holdings Corporation                         1,180,656
Affinia Group, Inc.                                  363,400          Universal City Florida                               396,500
Corvest Group, Inc.                                2,025,853          Wesco International, Inc.                            451,406
Kele and Associates, Inc.                          2,494,704                                                          ------------
O R S Nasco Holding, Inc.                          2,506,977                                                            15,356,948
QualServ Corporation                               1,136,138                                                          ------------
Strategic Equipment & Supply Corporation, Inc.          --            ELECTRONICS - 3.20%
                                                ------------          A E S Corporation                                    219,000
                                                   8,527,072          Calpine Corporation                                  410,000
                                                ------------          Directed Electronics, Inc.                         3,392,933
                                                                      Flextronics International Ltd.                       406,500
                                                                      N R G Energy, Inc.                                   505,095
                                                                      Precision Dynamics, Inc.                           1,292,679
                                                                      Siebe PLC                                            578,500
                                                                      Texas Genco LLC                                      763,163
                                                                                                                      ------------
                                                                                                                         7,567,870
                                                                                                                      ------------

32

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                 Fair Value/                                                           Fair Value/
Industry Classification: continued              Market Value          Industry Classification: continued              Market Value
------------------------------------------------------------          ------------------------------------------------------------
FARMING & Agriculture - 0.00%                                         MACHINERY - 8.82%
Protein Genetics, Inc.                          $       --            Aearo Co.                                       $    456,750
                                                ------------          C & M Conveyor, Inc.                               2,285,554
FINANCIAL SERVICES - 2.88%                                            Integration Technology Systems, Inc.               1,248,333
BCP Crystal US Holding Corporation                   539,562          Manitowoc Company, Inc.                              205,500
Dollar Financial Group                               618,000          Maxon Corporation                                  2,611,478
East River Ventures I, L.P.                           21,706          PW Eagle, Inc.                                     4,028,619
Ford Motor Credit Co.                              1,108,607          Safety Speed Cut Manufacturing Company, Inc.       2,439,656
General Motors Acceptance Corporation              1,167,359          Stanadyne Corporation                              1,440,000
Highgate Capital LLC                                   2,947          Synventive Equity LLC                                 26,767
Interpool, Inc.                                      763,125          Thermadyne Holdings Corporation                      875,000
Lazard LLC                                           787,568          Tronair, Inc.                                      2,727,864
Leucadia National Corporation                      1,800,500          Tubular Textile Machinery                          2,484,886
Victory Ventures LLC                                       2                                                          ------------
                                                ------------                                                            20,830,407
                                                   6,809,376                                                          ------------
                                                ------------          MEDICAL DEVICES/BIOTECH - 2.45%
HEALTHCARE, EDUCATION & CHILDCARE - 3.52%                             Beacon Medical Products, Inc.                      2,095,164
A T I Acquisition Company                          1,995,721          Coeur, Inc.                                        1,120,428
American Hospice Management Holding LLC            2,679,496          E X C Acquisition Corporation                        112,746
ICOS Corporation                                     603,750          MicroGroup, Inc.                                   2,462,053
Interactive Health LLC                               729,000                                                          ------------
MedAssist, Inc.                                      262,509                                                             5,790,391
Q L T, Inc.                                          530,250                                                          ------------
Quintiles Transnational Corporation                  557,500          MINING, STEEL, IRON & NON PRECIOUS METALS - 0.05
Tenet Healthcare Corporation                         962,500          Better Minerals & Aggregates                         108,991
                                                ------------                                                          ------------
                                                   8,320,726          OIL AND GAS - 5.64%
                                                ------------          C & J Spec-Rent Services, Inc.                     3,107,183
HOME & OFFICE FURNISHINGS, HOUSEWARES,                                Chesapeake Energy Corporation                      1,112,625
AND DURABLE CONSUMER PRODUCTS - 3.26%                                 Clayton Williams Energy, Inc.                        768,000
Connor Sport Court International, Inc.             1,952,679          Dynegy Holdings, Inc.                                492,500
Home Decor Holding Company                         2,383,011          GulfMark Offshore, Inc.                              587,600
Samsonite Corporation                              1,035,000          Mustang Ventures Company                           2,240,544
U-Line Corporation                                 2,343,698          North American Energy Partners                       377,000
                                                ------------          Offshore Logistics, Inc.                             420,750
                                                   7,714,388          Pacific Energy Partners                              662,750
                                                ------------          Pogo Producing Co.                                   487,500
LEISURE, AMUSEMENT, ENTERTAINMENT - 1.57%                             Supreme Industries, Inc.                             895,688
Bally Total Fitness Holding Corporation              131,625          Transmontaigne, Inc.                               2,184,065
Keepsake Quilting, Inc.                            1,427,754                                                          ------------
M G M Mirage, Inc.                                   372,656                                                            13,336,205
Majestic Star Casino LLC                             526,250                                                          ------------
O E D Corp/Diamond Jo Company Guarantee              975,000          PHARMACEUTICALS - 1.07%
Warner Music Group                                   272,938          CorePharma LLC                                     2,519,891
                                                ------------          Enzymatic Therapy, Inc.                                5,604
                                                   3,706,223                                                          ------------
                                                ------------                                                             2,525,495
                                                                                                                      ------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                 Fair Value/                                                           Fair Value/
Industry Classification: continued              Market Value          Industry Classification: continued              Market Value
------------------------------------------------------------          ------------------------------------------------------------
PUBLISHING/PRINTING - 1.62%                                           TRANSPORTATION - 1.15%
American Media Operation, Inc.                  $    765,000          Copa Holdings SA                                $    180,180
Cadmus Communications Corporation                    770,625          Hertz Corporation                                     51,500
Houghton Mifflin Co.                               1,068,750          Tangent Rail Corporation                           2,496,622
Primedia, Inc.                                       846,250                                                          ------------
Sheridan Acquisition Corporation                     385,781                                                             2,728,302
                                                ------------                                                          ------------
                                                   3,836,406          UTILITIES - 1.88%
                                                ------------          Atlas Pipeline Partners                              201,750
RETAIL STORES - 4.79%                                                 El Paso Corporation                                1,081,500
Blockbuster, Inc.                                    418,000          Markwest Energy                                      437,000
Insurance Auto Auctions, Inc.                        840,718          Moog, Inc.                                           118,200
Neff Corporation                                   1,181,930          Nalco Co.                                            513,750
Neiman Marcus Group, Inc.                          1,270,313          Sierra Pacific Resources                             631,825
Olympic Sales, Inc.                                4,165,246          Tenaska Alabama Partners LP                          344,220
Rent-A-Center, Inc.                                  382,000          Utilicorp United, Inc.                             1,102,500
Rent-Way, Inc.                                     1,444,414                                                          ------------
Sports Club Co.                                      148,688                                                             4,430,745
TVI, Inc.                                            382,500                                                          ------------
United Rentals, Inc.                               1,076,875          WASTE MANAGEMENT/POLLUTION - 0.82%
                                                ------------          Terra Renewal Services, Inc.                       1,942,516
                                                  11,310,684                                                          ------------
                                                ------------          Total Corporate Restricted
TECHNOLOGY - 1.03%                                                    and Public Securities - 100.57%                 $237,631,970
Cymer, Inc.                                          831,938                                                          ============
DealerTrack Holdings, Inc.                            67,136
Graftech International                             1,089,375          See Notes to Consolidated Financial Statements.
Magnachip Semiconductor                               95,500
Sungard Data Systems                                 181,125
Unisys Corporation                                   175,750
                                                ------------
                                                   2,440,824
                                                ------------
TELECOMMUNICATIONS - 3.72%
Alamosa Delaware, Inc.                               798,937
Cincinnati Bell, Inc.                              1,082,125
Intelsat Bermuda, Ltd.                               962,313
ITC^DeltaCom, Inc.                                 2,678,938
Jordan Telecom Products                                 --
M C I, Inc.                                          553,125
Rogers Wireless, Inc.                              1,287,750
Telex Communications, Inc.                           916,069
Triton P C S, Inc.                                   511,500
                                                ------------
                                                   8,790,757
                                                ------------

                                                  MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005

1. HISTORY
MassMutual Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield while providing an opportunity for capital gains by investing primarily in a portfolio of privately placed below-investment grade, long term corporate debt obligations with equity features, such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks purchased directly from their issuers.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust have been included in the accompanying consolidated financial statements. Footnote 2-D below discusses the Federal tax consequences of the MMCI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:
   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, absent an exemption from registration, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act").

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of the acquisition thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Trustees meet at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, the Trust's investment adviser. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $139,640,729 (59.10% of net assets) as of December 31, 2005 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valua-

MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005

   tion, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2005, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost which approximates market value.

   B. ACCOUNTING FOR INVESTMENTS:
   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:
   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon or to distribute all or a portion of such net gains. For the year ended December 31, 2005, the Trust had a net realized long-term taxable capital gain balance of $18,653,548, which the Trustees voted to retain and pay the federal capital gain tax thereon. The Trust has accrued a provision for federal taxes of $6,528,742 on the Statement of Operations related to the retained realized capital gains.

   In 2005, the Trust re-classified a total of $1,239,812 to undistributed net investment income. $417,309 was re-classified from accumulated net realized gain on investments and $822,503 was re-classified from additional paid in capital to more accurately display the Trust's capital financial position on a tax-basis in accordance with accounting principles generally accepted in the United States of America. These re-classifications had no impact on net asset value.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMCI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   The MMCI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMCI Subsidiary Trust, all of the MMCI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the year ended December 31, 2005, the MMCI Subsidiary Trust had accrued tax expense on net investment income of $78,950, on net realized gains of $693,366 and deferred tax expense on net unrealized gains of $275,572.

   E. DISTRIBUTIONS TO SHAREHOLDERS:
   The Trust's records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trusts net realized capital gain distribution, if any, is declared in December.

   The tax character of distributions paid during the years ended December 31, 2005 and 2004 were as follows:

   DISTRIBUTIONS PAID FROM:                         2005             2004
                                                -----------------------------
   Ordinary Income                              $ 20,499,802     $ 19,329,769

   Long-term Capital Gains                      $    208,144             --

   As of December 31, 2005, the components of distributable earnings on a tax basis included $1,888,309 of undistributed ordinary income. Such distributions and distributable earnings on a tax basis are determined in conformity with income

                                                  MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005

   tax regulations, which may differ from accounting principles generally accepted in the United States.

   Net investment income of the Trust as presented under accounting principles generally accepted in the United States differs from distributable earnings due to earnings from the MMCI Subsidiary Trust as well as timing differences in the recognition of income on certain investments.

3. INVESTMENT SERVICES CONTRACT
   A. NEW INVESTMENT SERVICES CONTRACT:
   An Investment Services Contract between the Trust and Babson Capital, effective October 1, 2005 (the "New Contract"), provides for a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust each quarter, which is approximately equal to 1.25% annually, with no performance adjustment. The New Contract provides that for its first eighteen months, the investment advisory fee cannot exceed the amount that Babson Capital would have been paid under the prior Investment Services Contract with the Trust dated July 1, 1988 (the "Prior Contract").

   B. SERVICES:
   Under both the New and Prior Contracts with the Trust, Babson Capital agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under both the New and Prior Contracts, Babson Capital provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   C. PRIOR INVESTMENT SERVICES CONTRACT:
   Under the Prior Contract, the Trust paid Babson Capital a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the value of the Trust's net assets as of the end of each fiscal quarter, approximately equivalent to 1.25% of the net asset value of the Trust on an annual basis, plus or minus a quarterly performance adjustment (the "Performance Adjustment") of up to 1/16 of 1% of net asset value, approximately equivalent to plus or minus 0.25% on an annual basis.

   The Performance Adjustment is based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return of the Standard & Poor's Industrials Composite (formerly called the Standard & Poor's Industrial Price Index) and the Lehman Brothers Intermediate U.S. Credit Index (formerly called the Lehman Brothers Corporate Bond Index) over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Standard & Poor's Industrials Composite is not readily available to the general public. Babson Capital obtains the information for this index from Factset Research Systems. The three-year annualized return for the Standard & Poor's Industrials Composite for the period ended December 31, 2005 was 13.72%. The Performance Adjustment is equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeds the Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. Under the Prior Contract, the investment advisory fee payable by the Trust is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of the Trust as of the Valuation Date.

   In connection with a nationwide sweep examination of investment companies having performance fees conducted by the staff of the Fort Worth, Texas regional office of the Securities and Exchange Commission ("SEC"), the Trust received a letter stating that the SEC staff interprets Section 205 of the Investment Advisers Act of 1940 (the "Advisers Act") and the rules promulgated thereunder in a way that is inconsistent with the methodology for calculating the Performance Adjustment set forth in the Prior Contract. Retroactive adjustment to the calculation methodology for the period since July 1, 1988 (the period during which the Performance Adjustment has been in effect) using the staff's methodology would result in a reduction in aggregate investment advisory fees for that period. As a result, Babson Capital reduced its investment advisory fee for the quarters ended December 31, 2004 and March 31, 2005 by an aggregate amount of $269,788 ($176,223 for the quarter ended December 31, 2004 and $93,565 for the quarter ended March 31, 2005), which represented the excess of the aggregate investment advisory fee calculated total under the Prior Contract for the period from July 1, 1988 through June 30, 2004, over the fee calculated using the methodology identified by the SEC staff, together with interest. Babson Capital has also agreed to waive, for each quarter beginning July 1, 2004, the amount, if any, by which the investment advisory fee calculated in the manner described in the Prior Contract exceeds the sum of (i) 5/16 of 1% times the ending net asset value for that quarter plus or minus (ii) the Performance Adjustment applied against the average quarter end net assets for the Trust for the twelve-quarter period ending on such quarter, which is consistent with the methodology identified by the SEC staff. The

MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005

   Performance Adjustments for the periods ended March 31, June 30, and September 30, 2005 were:

                                                  Performance
                                                   Adjustment       Amount
   --------------------------------------------------------------------------
   March 31, 2005                                    0.0625%     $    122,255*
   --------------------------------------------------------------------------
   June 30, 2005                                     0.0625%     $    125,025**
   --------------------------------------------------------------------------
   September 30, 2005                                0.0625%     $    128,469***
   --------------------------------------------------------------------------
     * Net of waiver of $18,048.
    ** Net of waiver of $20,570.
   *** Net of waiver of $21,139.
   Total                                                         $     59,757
   --------------------------------------------------------------------------

   In addition, during the year ended December 31, 2005, the Trust was reimbursed $41,456 by an affiliate of Babson Capital due to a trading error.

4. SENIOR SECURED INDEBTEDNESS
   A. NOTE PAYABLE:
   MassMutual holds the Trust's $20,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due November 15, 2007 and accrues at 7.39% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2005, the Trust incurred total interest expense on the Note of $1,478,000.

   The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Notes proposed to be redeemed.

   B. REVOLVING CREDIT AGREEMENT:
   The Revolving Credit Agreement with Bank of America (formerly, Fleet National
   Bank), dated June 29, 2000, matured on May 31, 2005. Effective May 31, 2005, the Trust entered into a Revolving Credit Agreement (the "New Revolver"; collectively, the "Revolvers") with The Royal Bank of Scotland PLC (the "Agent Bank"), in the principal amount of $25,000,000, maturing May 31, 2008. The New Revolver bears interest payable in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or LIBOR Rate Loan. Interest on Base Rate Loans equals the higher of: (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on LIBOR Rate Loans equals .37% plus the London Inter Bank Offered Rate ("LIBOR") rate, divided by 1 minus LIBOR Reserve Rate. The Trust also incurs expense on the undrawn portion of the total New Revolver at a rate of .15% per annum. The Trust incurred closing costs on the New Revolver of $25,000.

   As of December 31, 2005, there was no outstanding amount against the New Revolver. The average daily outstanding balance was $7,761,905 and the average rate of interest attributable to the New Revolver was 3.15%. For the year ended December 31, 2005, the Trust incurred total interest expense on the Revolvers of $173,400 plus $35,217 related to the undrawn portion.

5. PURCHASES AND SALES OF INVESTMENTS

   FOR THE YEAR                                           COST OF INVESTMENTS
   ENDED 12/31/2005                                                  ACQUIRED
   --------------------------------------------------------------------------
   Corporate restricted securities                               $ 64,305,280
   Corporate public securities                                     20,307,068

                                                                PROCEEDS FROM
                                                          SALES OR MATURITIES
   --------------------------------------------------------------------------
   Corporate restricted securities                               $ 99,941,457
   Corporate public securities                                     17,920,767
   --------------------------------------------------------------------------

The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of December 31, 2005. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31, 2005 is $3,353,053 and consists of $23,558,458 appreciation and $20,205,405 depreciation.

Net unrealized appreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $275,572 on net unrealized gains in the MMCI Subsidiary Trust.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS
  (unaudited)

                                                   Amount         Per Share
-----------------------------------------------------------------------------
March 31, 2005
-----------------------------------------------------------------------------
Investment income                               $  5,534,814
Net investment income                              4,176,321     $       0.46
Net realized and unrealized
gain on investments (net of taxes)                 1,164,599             0.13

                                                  MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005

                                                   Amount         Per Share
-----------------------------------------------------------------------------
June 30, 2005
-----------------------------------------------------------------------------
Investment income                               $  5,790,885
Net investment income                              4,257,224     $       0.47
Net realized and unrealized
gain on investments (net of taxes)                 7,765,845             0.86
-----------------------------------------------------------------------------
September 30, 2005
-----------------------------------------------------------------------------
Investment income                                  5,997,408
Net investment income                              4,513,620             0.50
Net realized and unrealized
gain on investments (net of taxes)                 5,546,690             0.61
-----------------------------------------------------------------------------
December 31, 2005
-----------------------------------------------------------------------------
Investment income                                  6,817,350
Net investment income (net of taxes)               5,423,932             0.60
Net realized and unrealized
gain on investments (net of taxes)                 3,254,008             0.36

7. AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED
   PERSONS
During 2005, the Trust paid its Trustees aggregate remuneration of $153,000. The Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust during this period. The Trust classifies Messers. Crandall and Joyal and former Trustee Stuart H. Reese as "interested persons" of the Trust.

All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Investment Services Contracts, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual.

Mr. Crandall, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital. The Trust did not make any payments to Babson Capital during 2005, other than amounts payable to Babson Capital pursuant to the Investment Services Contracts. During 2005, the Trust paid the following amounts to MassMutual, exclusive of interest expense on the Note explained in Footnote 4.A:

   Preparation of the Trust's Quarterly
     and Annual Reports to Shareholders                          $     15,439
   Preparation of Certain of the
     Trust's Shareholder communications                                 1,264
   Preparation of the Trust's
     Annual Proxy Statements                                            1,084
-----------------------------------------------------------------------------
                                                                 $     17,787
-----------------------------------------------------------------------------

8. CONTINGENCIES
The Trust, together with other investors including MassMutual, was a plaintiff in litigation in connection with private placement investments made by the Trust in Sharp International Corporation ("Sharp"). Three managing shareholders of Sharp, which is currently being liquidated in Chapter 11 liquidation proceedings, have pleaded guilty to criminal fraud charges. Initially, two separate civil lawsuits were brought in New York state court in an attempt to recover damages for lost investment funds from Sharp's working capital lender and auditors. The first lawsuit involving Sharp's working capital lender was dismissed prior to trial. An appeal of this dismissal was unsuccessful. The second lawsuit against Sharp's auditors was settled in the Spring of 2005. Under the terms of the settlement agreement, the Trust would recover all legal fees it incurred to prosecute the lawsuit, as well as additional amounts. A related lawsuit brought by the Trustee of the Sharp bankruptcy estate against Sharp's auditors on behalf of unsecured creditors, including the Trust, was also settled at the same time. Total net proceeds to be distributed to the Trust as a result of the settlement of these two lawsuits against Sharp's auditors are expected to be approximately $1,800,000. To date, $1,764,529 has been received by the Trust.

9. CERTIFICATIONS (UNAUDITED)
As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by
Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.

10. SPECIAL MEETING OF SHAREHOLDERS: (UNAUDITED)
At a Special Meeting of Shareholders held on August 8, 2005, shareholders of record of the Trust at the close of business on June 10, 2005 voted to approve the New Contract which was approved and recommended by the Trustees on April 22, 2005. 5,034,650 shares were voted in favor of the New Contract, 141,712 shares were voted against, and 92,840 shares abstained (out of a total of 9,028,531 outstanding eligible shares). A total of 58.36% of the Trust's outstanding shares were present in person or by proxy at the Special Meeting and 95.55% of the 5,269,202 outstanding shares present voted in favor of the New Contract.

MassMutual Corporate Investors



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Shareholders and Board of Trustees of MassMutual Corporate Investors

We have audited the accompanying statement of assets and liabilities of MassMutual Corporate Investors (the "Trust"), including the schedule of investments, as of December 31, 2005, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2003 were audited by other independent registered public accountants whose report, dated February 6, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Corporate Investors as of December 31, 2005, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP

Boston, Massachusetts
February 6, 2006

                     MassMutual Corporate Investors



INTERESTED TRUSTEES

                                                                 PRINCIPAL                   PORTFOLIOS
                              POSITION                           OCCUPATION(S)               OVERSEEN     OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                 IN FUND      DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                     COMPLEX      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

ROGER W. CRANDALL* (41)         Trustee          3 years/        Executive Vice President       2         Trustee, Chairman (since
Massachusetts Mutual          (since 2005)      7 months**       and Chief Investment                     2005), President
Life Insurance Company                                           Officer (since 2005) of                  (2003-2005) and Vice
1295 State Street              Chairman          1 year/         MassMutual; and Chairman                 President (2002-2003) of
Springfield, MA 01111         (since 2005)      7 months***      (since 2005), Vice                       the Trust; Director (since
                                                                 Chairman (2005), Member                  2004), Babson Capital
                                                                 of the Board of Managers                 Europe Limited (an
NOMINEE FOR TRUSTEE                                              (since 2004), Director                   institutional debt-fund
                                                                 (2003-2004), and Managing                manager); Director (since
                                                                 Director of Babson                       2005), Babson Capital
                                                                 Capital (2000-2005).                     Japan KK (a Japanese
                                                                                                          registered investment
                                                                                                          adviser); Non- Executive
                                                                                                          Director (since 2005),
                                                                                                          Baring Asset Management
                                                                                                          Limited (an investment
                                                                                                          manager/adviser); Chairman
                                                                                                          (since 2005), Cornerstone
                                                                                                          Real Estate Advisers LLC
                                                                                                          (an investment adviser);
                                                                                                          Director (since 1996), HYP
                                                                                                          Management LLC (LLC
                                                                                                          manager); Director (since
                                                                                                          2003), MassMutual
                                                                                                          Corporate Value Partners
                                                                                                          Limited (investment
                                                                                                          company); Director (since
                                                                                                          2003), MassMutual
                                                                                                          Corporate Value Limited
                                                                                                          (investment company);
                                                                                                          Director (since 2005),
                                                                                                          MassMutual Holdings
                                                                                                          (Bermuda) Ltd. (holding
                                                                                                          company); Director (since
                                                                                                          2005), MassMutual Holding
                                                                                                          MSC, Inc. (holding
                                                                                                          company); Director (since
                                                                                                          1996), MMHC Investment LLC
                                                                                                          (investment company);
                                                                                                          Director (since 2004), MML
                                                                                                          Assurance, Inc. (a New
                                                                                                          York Insurance Company);
                                                                                                          Director (since 2005),
                                                                                                          Oppenheimer Acquisition
                                                                                                          Corp. (holding company);
                                                                                                          Director (since 2004),
                                                                                                          Jefferies Babson Finance
                                                                                                          LLC (a joint venture
                                                                                                          between Jefferies Group
                                                                                                          Inc. and Babson Capital);
                                                                                                          Director (since 2004),
                                                                                                          Great Lakes LLC
                                                                                                          (investment company);
                                                                                                          Director (since 1999),
                                                                                                          SAAR Holdings CDO Ltd.
                                                                                                          (investment company);
                                                                                                          Trustee (since 2003),
                                                                                                          President (2003-2005), and
                                                                                                          Chairman (since 2005) MMCI
                                                                                                          Subsidiary Trust and MMPI
                                                                                                          Subsidiary Trust; and
                                                                                                          Trustee (since 2005),
                                                                                                          Chairman (since 2005),
                                                                                                          President (2003-2005), and
                                                                                                          Vice President (2002-2003)
                                                                                                          of MassMutual
                                                                                                          Participation Investors
                                                                                                          (closed-end investment
                                                                                                          advised by Babson
                                                                                                          Capital).

* MR. CRANDALL IS AN "INTERESTED PERSON" OF THE TRUST AND BABSON CAPITAL (AS DEFINED BY THE 1940 ACT) BECAUSE OF HIS POSITION AS AN OFFICER OF THE TRUST; AN EXECUTIVE OFFICER OF MASSMUTUAL; AND CHAIRMAN AND MEMBER OF THE BOARD OF MANAGERS OF BABSON CAPITAL.

** MR. CRANDALL WAS APPOINTED TO THE BOARD OF TRUSTEES ON JULY 15, 2005 TO FILL THE VACANT SEAT CREATED BY THE RESIGNATION OF STUART H. REESE, THE TERM OF WHICH EXPIRES IN 2006.

***  MR. CRANDALL WAS ELECTED CHAIRMAN OF THE BOARD OF TRUSTEES ON JULY 15,
     2005.

MassMutual Corporate Investors



INTERESTED TRUSTEES

                                                                 PRINCIPAL                   PORTFOLIOS
                              POSITION                           OCCUPATION(S)               OVERSEEN     OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                 IN FUND      DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                     COMPLEX      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

ROBERT E. JOYAL* (61)           Trustee          3 years/        President (2001-2003),          33       President (1999-2003) and
MassMutual                    (since 2003)       1 year,         Managing Director                        Trustee (since 2003) of
Corporate Investors                             10 months        (2000-2001), and Executive               the Trust; Director (since
1500 Main Street                                                 Director (1999-2000) of                  2006), Jefferies Group
Suite 600                                                        Babson Capital; and                      Inc. (global investment
Springfield, MA 01115                                            Executive Director                       bank and institutional
                                                                 (1997-1999) of MassMutual.               securities firm); Director
                                                                                                          (since 2005), York
                                                                                                          Enhanced Strategies Fund
                                                                                                          (a closed-end investment
                                                                                                          company); Director (since
                                                                                                          2003), Pemco Aviation
                                                                                                          Group, Inc. (aircraft
                                                                                                          maintenance and overhaul);
                                                                                                          Trustee (since 2003),
                                                                                                          MassMutual Select Funds,
                                                                                                          formerly MassMutual
                                                                                                          Institutional Funds, (an
                                                                                                          openend investment company
                                                                                                          advised by MassMutual);
                                                                                                          Trustee (since 2003), MML
                                                                                                          Series Investment Fund (an
                                                                                                          open-end investment
                                                                                                          company advised by
                                                                                                          MassMutual); Trustee
                                                                                                          (1998-2003), Senior Vice
                                                                                                          President (1998-2001) and
                                                                                                          President (2001-2003),
                                                                                                          MMCI Subsidiary Trust and
                                                                                                          MMPI Subsidiary Trust; and
                                                                                                          President (1999-2003),
                                                                                                          Trustee (since 2003),
                                                                                                          MassMutual Participation
                                                                                                          Investors (closed-end
                                                                                                          investment company advised
                                                                                                          by Babson Capital).

* MR. JOYAL RETIRED AS PRESIDENT OF BABSON CAPITAL IN JUNE 2003. HE CONTINUES TO SERVE AS A DIRECTOR OR TRUSTEE OF SEVERAL ENTITIES AFFILIATED WITH MASSMUTUAL, BABSON CAPITAL'S INDIRECT PARENT COMPANY. ACCORDINGLY, THE TRUST CLASSIFIES MR. JOYAL AS AN "INTERESTED PERSON" OF THE TRUST AND BABSON CAPITAL (AS DEFINED BY THE 1940 ACT).

                     MassMutual Corporate Investors



INDEPENDENT TRUSTEES

                                                                 PRINCIPAL                   PORTFOLIOS
                              POSITION                           OCCUPATION(S)               OVERSEEN     OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                 IN FUND      DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                     COMPLEX      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL H. BROWN (49)           Trustee          3 years/        Private Investor;              2         Trustee (since 2005),
MassMutual                    (since 2005)      7 months*        and Managing Director                    MassMutual Participation
Corporate Investors                                              (1994-2005),                             Investors (a closed-end
1500 Main Street                                                 Morgan Stanley.                          investment company advised
Suite 600                                                                                                 by Babson Capital).
Springfield, MA 01115




------------------------------------------------------------------------------------------------------------------------------------
JACK A. LAUGHERY (71)           Trustee          3 years/        President and Partner          2         Director (since 1993),
MassMutual                    (since 1996)      10 months        (since 1996), Laughery                   Papa John's International
Corporate Investors                                              Investments (private                     (food service companies);
1500 Main Street                                                 investments).                            and Trustee (since 1996),
Suite 600                                                                                                 MassMutual Participation
Springfield, MA 01115                                                                                     Investors (closed-end
                                                                                                          investment company advised
                                                                                                          by Babson Capital).














* MR. BROWN WAS ELECTED BY THE BOARD OF TRUSTEES TO FILL A NEWLY CREATED BOARD SEAT ON JULY 15, 2005.

MassMutual Corporate Investors



INDEPENDENT TRUSTEES

                                                                 PRINCIPAL                   PORTFOLIOS
                              POSITION                           OCCUPATION(S)               OVERSEEN     OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                 IN FUND      DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                     COMPLEX      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

CORINE T. NORGAARD (68)         Trustee          3 years/        President, (2004-2005),        32        Trustee (since 2005), MML
MassMutual                    (since 1998)      10 months        Thompson Enterprises Real                Series Investment Fund II
Corporate Investors                                              Estate Investment; and                   (an open-end investment
1500 Main Street                                                 Dean (1996-2004), Barney                 company advised by
Suite 600                                                        School of Business,                      MassMutual); Trustee
Springfield, MA 01115                                            University of Hartford.                  (since 2004), MassMutual
                                                                                                          Premier Funds, formerly
                                                                                                          The DLB Fund Group (an
                                                                                                          open-end investment
                                                                                                          company advised by
                                                                                                          MassMutual); Trustee
                                                                                                          (since 1993), ING Series
                                                                                                          Fund (investment company);
                                                                                                          Director (since 1992), ING
                                                                                                          Variable Series Fund; and
                                                                                                          Trustee (since 1998),
                                                                                                          MassMutual Participation
                                                                                                          Investors (a closed-end
                                                                                                          investment company advised
                                                                                                          by Babson Capital).




------------------------------------------------------------------------------------------------------------------------------------
DONALD E. BENSON (75)           Trustee          3 years/        Executive Vice President       2         Director (since 1997),
MassMutual                    (since 1986)       1 year,         and Director (since 1992),               MAIR Holdings, Inc.
Corporate Investors                             10 months        Marquette Financial                      (commuter airline holding
1500 Main Street                                                 Companies (financial                     company); Director (since
Suite 600                                                        services); Partner (since                1997), National Mercantile
Springfield, MA 01115                                            1996), Benson Family                     Bancorp (bank holding
                                                                 Limited Partnership No. 1                company); and Trustee
                                                                 and Benson Family Limited                (since 1988), MassMutual
                                                                 Partnership No. 2                        Participation Investors
                                                                 (investment partnerships);               (closed-end investment
                                                                 and Partner (1987-2004),                 company advised by Babson
                                                                 Benson, Pinckney, Oates                  Capital).
                                                                 Partnership (building
                                                                 partnership).

                     MassMutual Corporate Investors



INDEPENDENT TRUSTEES

                                                                 PRINCIPAL                   PORTFOLIOS
                              POSITION                           OCCUPATION(S)               OVERSEEN     OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                 IN FUND      DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                     COMPLEX      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DONALD GLICKMAN (72)            Trustee          3 years/        Chairman (since 1992),         2         Director (since 1984),
MassMutual                    (since 1992)       1 year,         Donald Glickman and                      Monro Muffler Brake, Inc.
Corporate Investors                             10 months        Company, Inc. (investment                (automobile repair
1500 Main Street                                                 banking); and Partner                    service); Director (since
Suite 600                                                        (since 1992), J.F. Lehman                1998), MSC Software Corp.
Springfield, MA 01115                                            & Co. (private                           (simulation software);
                                                                 investments).                            Director (2002-2006),
                                                                                                          OAOT, Inc. (ITC Services);
                                                                                                          and Trustee (since 1992),
                                                                                                          MassMutual Participation
                                                                                                          Investors (closed-end
                                                                                                          investment company advised
                                                                                                          by Babson Capital).




------------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART (70)             Trustee          3 years/        Private Investor; and          2         Director (since 2004),
MassMutual                   (since 1991)        2 years,        President and Director                   Texas Roadhouse, Inc.
Corporate Investors                             10 months        (since 1983), H Investment               (operates restaurant
1500 Main Street                                                 Company LLC (family                      chain); Director (since
Suite 600                                                        partnership).                            1999), ValueClick Inc.
Springfield, MA 01115                                                                                     (internet advertising
                                                                                                          company); Director (since
                                                                                                          2002), Spectranetics Corp.
NOMINEE                                                                                                   (medical device company);
FOR TRUSTEE                                                                                               and Trustee (since 1991),
                                                                                                          MassMutual Participation
                                                                                                          Investors (closed-end
                                                                                                          investment company advised
                                                                                                          by Babson Capital).

MassMutual Corporate Investors



OFFICERS OF THE TRUST

                                                                PRINCIPAL
                              POSITION                          OCCUPATION(S)
NAME (AGE),                   WITH          OFFICE TERM/LENGTH  DURING PAST
ADDRESS                       THE TRUST     OF TIME SERVED      5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN (48)       President      1 year/            President (since 2005), Vice President (1993-2005) of the Trust;
MassMutual                                  7 months            Managing Director (since 2000) of Babson Capital; Managing Director
Corporate Investors                                             (1996-1999) of MassMutual; Trustee (since 2005), and President
1500 Main Street                                                (since 2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust; and
Suite 600                                                       President (since 2005), Vice President (1993-2005), MassMutual
Springfield, MA 01115                                           Participation Investors.


------------------------------------------------------------------------------------------------------------------------------------
STEPHEN L. KUHN (59)            Vice         1 year/            Vice President (since 1989) and Secretary (since 1980) of the Trust;
MassMutual                    President,    7 months            Senior Vice President (since 1999), Deputy General Counsel (since
Corporate Investors           Secretary,                        1998), and Secretary (since 2005) of MassMutual; General Counsel and
1500 Main Street              and Chief                         Secretary (2000-2006) of Babson Capital; Secretary (since 1998),
Suite 600                       Legal                           MMCI Subsidiary Trust and MMPI Subsidiary Trust; and Vice President
Springfield, MA 01115          Officer                          and Secretary (since 1988), MassMutual Participation Investors.


------------------------------------------------------------------------------------------------------------------------------------
JAMES M. ROY (43)               Vice         1 year/            Vice President and Chief Financial Officer (since 2005), Treasurer
MassMutual                    President     7 months            (2003-2005), and Associate Treasurer (1999-2003) of the Trust;
Corporate Investors           and Chief                         Director (since 2000) of Babson Capital; Associate Director
1500 Main Street              Financial                         (1996-1999) of MassMutual; Trustee (since 2005), Treasurer (since
Suite 600                      Officer                          2005), and Controller (2003-2005), MMCI Subsidiary Trust and MMPI
Springfield, MA 01115                                           Subsidiary Trust; and Vice President and Chief Financial Officer
                                                                (since 2005), Treasurer (2003-2005) and Associate Treasurer
                                                                (1999-2003), MassMutual Participation Investors.


------------------------------------------------------------------------------------------------------------------------------------
JOHN T. DAVITT, JR. (38)      Comptroller    1 year/            Comptroller (since 2001) of the Trust; Director (since 2000) of
MassMutual                                  7 months            Babson Capital; Associate Director (1997-1999) of MassMutual;
Corporate Investors                                             Controller (since 2005), MMCI Subsidiary Trust and MMPI Subsidiary
1500 Main Street                                                Trust; and Comptroller (since 2001), MassMutual Participation
Suite 600                                                       Investors.
Springfield, MA 01115


------------------------------------------------------------------------------------------------------------------------------------
MELISSA M. LAGRANT (32)          Chief      6 months/           Chief Compliance Officer (since 2006) of the Trust; Managing
MassMutual                    Compliance    1 month*            Director (since 2005) of Babson Capital; Vice President and Senior
Corporate Investors             Officer                         Compliance Trading Manager (2003-2005), Loomis, Sayles & Company,
1500 Main Street                                                L.P.; Assistant Vice President-Business Risk Management Group
Suite 600                                                       (2002-2003), and Assistant Vice President-Investment Compliance
Springfield, MA 01115                                           (2001-2002), Zurich Scudder Investments/Deutsche Asset Management;
                                                                and Chief Compliance Officer (since 2006), MassMutual Participation
                                                                Investors.


------------------------------------------------------------------------------------------------------------------------------------
LAURA L. GRANT (33)           Treasurer      1 year/            Treasurer (since 2005) of the Trust; Associate Director (since 2000)
MassMutual                                  7 months            of Babson Capital; and Treasurer (since 2005), MassMutual
Corporate Investors                                             Participation Investors.
1500 Main Street
Suite 600
Springfield, MA 01115


* MELISSA LAGRANT WAS ELECTED CHIEF COMPLIANCE OFFICER BY THE BOARD ON JANUARY 20, 2006 TO FILL THE VACANCY CREATED BY MARY ELLEN WESNESKI'S RESIGNATION AS CHIEF COMPLIANCE OFFICER ON NOVEMBER 18, 2005.

                     MassMutual Corporate Investors



[PHOTO APPEARS HERE]

--------------------------------------------------------------------------------
Members of the Board of Trustees
--------------------------------------------------------------------------------

Donald Glickman
Chairman, Donald Glickman
& Company, Inc.

Robert E. Joyal
Retired President of
Babson Capital Management LLC

Jack A. Laughery
President and Partner,
Laughery Investments

Michael H. Brown
Private Investor

Donald E. Benson*
Executive Vice President
and Director,
Marquette Financial Companies

Corine T. Norgaard*
President, Thompson Enterprises
Real Estate Investment

Roger W. Crandall
Executive Vice President and
Chief Investment Officer,
Massachusetts Mutual
Life Insurance Company

Martin T. Hart*
Private Investor

*Member of the Audit Committee

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MassMutual Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan. The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to Shareholder Financial Services, Inc., the Transfer Agent. Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 173673, Denver, CO 8021 7-3673.



--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------

Roger W. Crandall    James M. Roy                Michael P. Hermsen   Michael L. Klofas        Laura L. Grant
CHAIRMAN             VICE PRESIDENT &            VICE PRESIDENT       VICE PRESIDENT           TREASURER
                     CHIEF FINANCIAL OFFICER
Clifford M. Noreen                               Mary Wilson Kibbe    Richard E. Spencer, II   John T. Davitt, Jr.
PRESIDENT            Stephen L. Kuhn             VICE PRESIDENT       VICE PRESIDENT           COMPTROLLER
                     VICE PRESIDENT, SECRETARY
                     & CHIEF LEGAL OFFICER                                                     Melissa M. LaGrant
                                                                                               CHIEF COMPLIANCE
                                                                                               OFFICER

[LOGO]
MassMutual Corporate Investors                                        DB1035 206

ITEM 2.  CODE OF ETHICS.

         The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mci. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          FEES BILLED TO THE REGISTRANT

                                   KPMG LLP                KPMG LLP
                                   Year Ended             Year Ended
                                  December 31,            December 31,
                                      2005                   2004
                                   ----------             ----------
         Audit Fees                $   34,000             $   32,500
         Audit-Related Fees             5,200                  5,000
         Tax Fees                      32,900                 33,500
         All Other Fees                     0                      0
                                   ----------             ----------
         Total Fees                $   72,100             $   71,000
                                   ==========             ==========

         NON-AUDIT FEES BILLED TO BABSON CAPITAL AND MASSMUTUAL

                                  KPMG LLP                KPMG LLP
                                  Year Ended             Year Ended
                                 December 31,            December 31,
                                     2005                   2004
                                  ----------             ----------
         Audit-Related Fees       $1,271,816             $  362,400
         Tax Fees                          0                      0
         All Other Fees                    0                400,000
                                  ----------             ----------
         Total Fees               $1,271,816             $  762,400
                                  ==========             ==========

         The category "Audit Related Fees" reflects fees billed by KPMG for services reasonably related to the audit and the Registrant, Babson Capital Management LLC ("Babson Capital") and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SAS 70 review, a Sarbanes-Oxley Readiness Assessment and agreed upon procedures reports. Preparation of Federal, state and local income tax and compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for tax consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2005, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

         The Audit Committee reviewed the aggregate fees billed for professional services rendered by KPMG for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

         The 2004 fees billed represent final 2004 amounts, which may differ from the preliminary figures available as of the filing date of the Trust's 2005 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Trust's 2005 Annual Form N-CSR, but are now properly included in the 2004 fees billed to the Trust, Babson Capital, and MassMutual.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of U.S. Securities and Exchange Commission. The Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mpv; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Martin T. Hart, and Corine T. Norgaard.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         The Registrant's Board of Trustees has delegated proxy voting responsibilities relating to voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson Capital"). A summary of Babson Capital's proxy voting policies and procedures is set forth below.

         Summary of Babson Capital's Proxy Voting Policy
         -----------------------------------------------

         Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e. prudently and in a manner believed by Babson Capital to best protect and enhance an investor's returns). To implement this general principle, it is Babson Capital's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines.

         Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a proxy, vote against ISS's proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable, if such vote is authorized by the Policy. The procedures set forth in the Policy are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict").

         Summary of Babson Capital's Proxy Voting Procedures
         ---------------------------------------------------

         Babson Capital has (1) established a Proxy Committee that is responsible for the implementation and governance of the Policy and (2) designated Proxy Administrators who will receive and post proxies for voting with ISS. In accordance with the Policy, Babson Capital will generally vote all client proxies in accordance with ISS's recommendation or proxy voting guidelines, unless a person authorized by the Proxy Committee (each a "Proxy Analyst") determines that it is in its clients' best interest to vote against ISS's recommendation or proxy voting guidelines. In these cases, Babson Capital will vote against ISS's recommendation or proxy voting guidelines, so long as no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients' best interests.

         No employee, officer or director of Babson Capital or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson Capital votes any proxy, unless such person has been requested to provide such assistance by a Portfolio Manager or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson Capital's General Counsel.

         Obtaining a Copy of the Policy
         ------------------------------

         The full text of Babson Capital's Policy is available (1) without charge, upon request, by calling 1-866-399-1516 or (2) on the Registrant's website, www.babsoncapital.com/mci.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

         PORTFOLIO MANAGER. Clifford M. Noreen serves as the President of the Registrant (since 2005) and as its Portfolio Manager. Mr. Noreen began his service to the Registrant in 1993 as a Vice President. With over 24 years of industry experience, Mr. Noreen is a Managing Director of Babson Capital Management LLC ("Babson Capital") and head of Babson Capital's Corporate Securities Group, where he oversees all corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, as well as structured credit products. Mr. Noreen joined Massachusetts Mutual Life Insurance Company ("MassMutual"), Babson Capital's parent company, in 1985 and began leading its High Yield Team in 1992, where he was responsible for oversight of all public high yield portfolios. In 2004, Mr. Noreen assumed responsibility for Babson Capital's Public Corporate Credit Group, which included the Investment Grade and High Yield Institutional Fixed Income teams. Mr. Noreen also presently serves as President of MassMutual Participation Investors, another closed-end investment company advised by Babson Capital. Mr. Noreen holds a B.A. from the University of Massachusetts and an M.B.A from American International College.

         PORTFOLIO MANAGEMENT TEAM. Mr. Noreen has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

         Michael P. Hermsen, Michael L. Klofas, and Richard E. Spencer II are each a Vice President of the Registrant and a managing Director of Babson Capital. Together they are responsible for managing Babson Capital's Mezzanine Investment and Private Equity Investments team within the Corporate Securities Group, which is responsible for finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

         Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1992. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University.

         Mr. Klofas joined MassMutual in 1988 and has been an officer of the Registrant since 1989. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College as well as a Certified Public Accountant designation.

         Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of Registrant since 1990. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.

         Starting in 2006, Jill A. Fields assumed primary day-to-day responsibility for managing the Registrant's public high yield and investment grade fixed income portfolio. Ms. Fields, a Managing Director of Babson Capital with over 19 years of industry experience, is responsible for portfolio management of Babson Capital's high yield total return strategy. Prior to joining Babson Capital in 1997, she was a credit analyst at Shawmut National Bank, and the Director of Corporate Bond Research at Hartford Life Insurance Group. Ms. Fields holds a B.S. from Pennsylvania State University and an M.B.A. from the University of Connecticut.

         OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

                                                                        NUMBER OF
                                                                        ACCOUNTS         APPROXIMATE
                                          TOTAL                         WITH             ASSET SIZE OF
                                          NUMBER      APPROXIMATE       PERFORMANCE-     PERFORMANCE-
PORTFOLIO     ACCOUNT                     OF          TOTAL ASSET       BASED            BASED ADVISORY
TEAM          CATEGORY                    ACCOUNTS    SIZE(A)           ADVISORY FEE     FEE ACCOUNTS(A)
------------  ---------------------       --------    ------------      ------------     --------------
Clifford M.   Registered Investment
Noreen(B)     Companies                       2       $306.4 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        2       $112.6 million         2           $112.6 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  2       $133.7 million         2           $133.7 million
              -----------------------------------------------------------------------------------------
Jill A.       Registered Investment
Fields        Companies                       3       $565.2 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        3       $214.3 million         3           $214.3 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  3       $361.2 million         2           $133.9 million
              -----------------------------------------------------------------------------------------
Michael P.    Registered Investment
Hermsen       Companies                       1       $131 million          N/A          N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $341.2 million         5           $341.2 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1C      $1.1 billion          N/A          N/A
              -----------------------------------------------------------------------------------------
Michael L.    Registered Investment
Klofas        Companies                       1       $131 million          N/A          N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $341.2 million         5           $341.2 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1C      $1.1 billion          N/A          N/A
              -----------------------------------------------------------------------------------------
Richard E.    Registered Investment
Spencer II    Companies                       1       $131 million          N/A          N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $341.2 million         5           $341.2 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1C      $1.1 billion          N/A          N/A

     (A) Account asset size has been calculated as of December 31, 2005.

     (B) Mr. Noreen, as the head of Babson Capital's Corporate Securities Group, has overall responsibility for all corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, as well as structured credit products managed by Babson Capital. Except for the accounts noted in the table above, Mr. Noreen is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital's Corporate Securities Group.

     (C) The listed account and managed assets represent that portion of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company for which an individual Portfolio Team member has primary day-to-day responsibility. As of December 31, 2005, Babson Capital's total general investment account assets under management were $56.9 billion dollars.

         MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Team have responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or much of such accounts or an interest in the performance of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

         It is possible that an investment opportunity may be suitable for both the Registrant and other accounts managed by a member of the Portfolio Team, but may not be available in sufficient quantities for both the Registrant and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Registrant and another account. A conflict may arise where a member of the Portfolio Team may have an incentive to treat an account preferentially as compared to the Registrant because the account pays Babson Capital a performance-based fee or a member of the Portfolio Team, Babson Capital, or an affiliate has an interest in the account. Babson Capital has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Babson Capital or an affiliate, whether the account is public, private, proprietary or third party. Additionally, the Registrant, MassMutual, Babson Capital, MassMutual Participation Investors, and any private investment company advised or sub-advised by Babson Capital have obtained a blanket order from the Securities and Exchange Commission pursuant to Section 17(d), and Rule 17(d)-1 thereunder, of the Investment Company Act of 1940, as amended, which sets forth the conditions by which the entities can engage in private placement co-investment activities.

         Potential material conflicts of interest may also arise related to the knowledge and timing of the Registrant's trades, investment opportunities and broker selection. A member of the Portfolio Team will have information about the size, timing and possible market impact of the Registrant's trades. It is theoretically possible that a member of the Portfolio Team could use this information for his or her personal advantage or the advantage of other accounts he manages or the possible detriment of the Registrant. For example, a member of the Portfolio Team could front run a fund's trade or short sell a security for an account immediately prior to the Registrant's sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures governing employees' personal securities transactions, the use of short sales, and trading between the Registrant and other accounts managed by members of the Portfolio Team or accounts owned by Babson Capital or its affiliates.

         With respect to securities transactions for the Registrant, Babson Capital determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Babson Capital manages certain other accounts, however, where Babson Capital may be limited by the client with respect to the selection of brokers or directed to trade such client's transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage.

         Members of the Portfolio Team may also face other potential conflicts of interest in managing the Registrant, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Registrant and the other accounts listed above.

         COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

         To help Babson Capital make informed decisions, the Company participates in annual compensation surveys of investment management firms using McLagan Partners, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

         The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Lehman Brothers Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson Capital. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

         Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

         BENEFICIAL OWNERSHIP. As of December 31, 2005, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

                                             DOLLAR RANGE OF BENEFICIALLY OWNED*
         PORTFOLIO TEAM:                     EQUITY SECURITIES OF THE REGISTRANT
         Clifford M. Noreen                  $500,001-$1,000,000
         Jill A. Fields                      $50,001-$100,000
         Michael P. Hermsen                  $100,001-$500,000
         Michael L. Klofas                   $100,001-$500,000
         Richard E. Spencer II               None

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Corporate Investors
                ----------------------------------
By:             /s/ Clifford M. Noreen
                ----------------------------------
                Clifford M. Noreen, President
                ----------------------------------
Date:           March 10, 2006
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Clifford M. Noreen
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                Clifford M. Noreen, President
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Date:           March 10, 2006
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By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President, and
                Chief Financial Officer
                ----------------------------------
Date:           March 10, 2006
                ------------------------------